                                  SCHEDULE 14A


                            SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement

[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ]Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                             JAWS TECHNOLOGIES, INC.


                (Name of Registrant as Specified In Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

        ---------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

        ---------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ---------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

        ---------------------------------------------------------------

     5) Total fee paid:

        ---------------------------------------------------------------


[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act
    Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ---------------------------------------------------------------

     2)  Form, Schedule or Registration Statement No.:

        ---------------------------------------------------------------
     3)  Filing Party:

        ---------------------------------------------------------------
     4)  Date Filed:

        ---------------------------------------------------------------

                             JAWS TECHNOLOGIES, INC.
                             1013-17TH AVENUE, S.W.
                        CALGARY, ALBERTA, CANADA T2T 0A7

                  NOTICE OF 2000 ANNUAL MEETING OF STOCKHOLDERS

                           To Be Held on May 31, 2000

         The 2000 Annual Meeting of Stockholders of JAWS Technologies, Inc. (the "Company") will be held at the River Cafe, Prince's Island Park, Calgary, Alberta, Canada, on Wednesday, May 31, 2000 at 3:00 p.m., local time, to consider and act upon the following matters:

      1. To consider and vote upon a proposal to approve the minutes of the 1999 Annual Meeting of Stockholders;

      2 To elect five directors to serve until the next Annual Meeting of Stockholders;

      3. To consider and vote upon a proposal to change the Company's domicile from Nevada to Delaware (the "Migration Merger");

      4. To consider and vote upon a proposal to ratify the selection by the board of directors of the Company of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000; and

      5. To transact such other business as may properly come before the meeting or any adjournment thereof.

      Stockholders of record at the close of business on April 25, 1999 are entitled to notice of, and to vote at, the meeting. The stock transfer books of the Company will remain open for the purchase and sale of the Company's common stock, par value $.001 per share. All stockholders are cordially invited to attend the meeting.

                                      By Order of the Board of Directors


                                      Vikki Robinson, Secretary

Calgary, Alberta
Canada

April 28, 2000

      WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND PROMPTLY MAIL IT IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY CARD IS MAILED IN THE UNITED STATES.

                             JAWS TECHNOLOGIES, INC.
                             1013-17TH Street, S.W.
                        Calgary, Alberta, Canada T2T 0A7

           Proxy Statement for the 2000 Annual Meeting of Stockholders

                           To Be Held on May 31, 2000

      This Proxy Statement is furnished in connection with the solicitation of proxies by the board of directors of Jaws Technologies, Inc. (the "Company") for use at the 2000 Annual Meeting of Stockholders to be held on May 31, 2000 and at any adjournment or adjournments of that meeting (the "Annual Meeting"). All proxies will be voted in accordance with the instructions contained therein, and if no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before it is exercised by delivery of written revocation to the Secretary of the Company.

      The Company's Annual Report for the year ended December 31, 1999, is being mailed to stockholders with the mailing of this Notice of Meeting and Proxy Statement on or about April 29, 2000.

Voting Securities and Votes Required

      On April 25, 2000, the record date for the determination of stockholders entitled to notice of and to vote at the meeting, there were outstanding and entitled to vote an aggregate of [24,293,142] shares of common stock of the Company, par value $0.001 per share ("Common Stock"), and one share of special series A preferred voting stock (the "Special Series A Preferred Voting Stock"), having a par value of $0.001 per share and a liquidation preference of $0.001 per share. Each share of Common Stock is entitled to one vote and the one share of Special Series A Preferred Voting Stock is entitled to a number of votes equal to the number of outstanding exchangeable shares of the Company's subsidiary, JAWS Acquisition Corp., an Alberta corporation ("JAC"), which are not owned by the Company or an entity controlled by the Company. On April 25, 2000 (the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting), there were ________ exchangeable shares of JAC outstanding that were not owned by the Company or an entity controlled by the Company. Accordingly, an aggregate of __________ votes may be cast on the matters set forth in the Notice of Annual Meeting (consisting of [24,293,142] votes that may be cast in respect of the Common Stock and _______ votes that may be cast in respect of the shares of Special Series A Preferred Voting Stock). Holders of shares of Common Stock and the holder of the Special Series A Preferred Voting Stock are to vote together as a single class on all matters submitted to the Company's stockholders for approval.

         Under the Company's Bylaws, the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote on any matter shall constitute a quorum with respect to that matter at the Annual Meeting. Stockholders holding shares of Common Stock who are present in person or represented by proxy (including stockholders who abstain from voting their shares or who do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present.

      The affirmative vote of the holders of a plurality of votes cast by the stockholders entitled to vote at the Annual Meeting is required for the election of directors. The affirmative vote of a majority of the outstanding stock entitled to vote thereon, and a majority of the outstanding stock of each class entitled to vote thereon as a class is required in order to effect the Migration Merger. The affirmative vote of a majority of the votes entitled to be cast on the matter is required for the approval of each of the other matters to be voted upon.

      Stockholders who abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter. Accordingly, abstentions and "broker non-votes" will have the effect of a vote "No" on the voting on a matter.

Stock Ownership of Certain Beneficial Owners and Management

      The following table sets forth certain information, as of March 31, 2000, with respect to any person (including any "group," as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is known to the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities, and as to those shares of the Company's equity securities beneficially owned by each of its directors and nominees for director, the executive officers of the Company named in the Summary Compensation Table under the heading "Compensation of Executive Officers" below, and all of its directors and executive officers as a group. Unless otherwise specified in the table below, such information, other than information with respect to the directors and officers of the Company, is based on a review of statements filed, or that should have been filed, with the Securities and Exchange Commission pursuant to Sections 13(d), 13(f), and 13(g) of the Exchange Act with respect to the Company's Common Stock. As of March 31, 2000, there were 24,293,142 shares of Common Stock outstanding, 50,000 additional shares issuable upon the exercise of options within the next 60 days, and no shares of Common Stock reserved for issuance to holders of JAC exchangeable shares.

      The number of shares of Common Stock beneficially owned by each person is determined under the rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which such person has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days after March 31, 2000 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of those shares.

            Name and Address of                                        Number of Shares
            Beneficial Owner(1)                                       Beneficially Owned         Percent of Class(2)
            -------------------                                       ------------------         -------------------
Robert J. Kubbernus(3) ............................................       1,544,300                         6.34%
Julia L. Johnson(4)................................................         306,408                         1.25%
Arthur Wong(5).....................................................         313,208                         1.28%
Riaz Mamdani(6)....................................................       1,306,000                         5.36%
John S. Burns Q.C.(7)..............................................          50,000                         0.20%
All directors and executive officers as a group (5 persons)........       3,519,916                        14.46%
Thomson Kernaghan & Co. Limited(8).................................       4,915,743                        20.19%
363 Bay Street, 10th Floor
Toronto, Ontario
Canada M5H 2V2
Glentel Inc.(9)....................................................       2,034,000                         8.35%
Suite 2700, 4710 Kingsway
Burnaby, British Columbia
Canada V5H 4M2

-----------------------

(1) Unless otherwise stated, the business address of each of the stockholders named in the table is C/O JAWS Technologies, Inc. 1013-17th Avenue S.W., Calgary, Alberta, Canada, T2T 0A7. Except as otherwise indicated, to our knowledge, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

(2) Percentage ownership is calculated in accordance with the Securities and Exchange Commission's Rule 13d- 3(d)(1).

(3) Includes 350,000 shares issuable upon the exercise of options exercisable at $0.48 until July 23, 2002. Includes 350,000 shares issuable upon the exercise of options exercisable at $1.50 per share until December 31, 2002. Includes 250,000 shares issuable upon the exercise of options exercisable at $1.88 per share until December 31, 2002.

(4) Includes 150,000 shares of common stock issuable upon the exercise of options exercisable at $0.48 per share until December 31, 2003.

(5) Includes 200,000 shares of common stock issuable upon the exercise of options at $0.48 per share until December 31, 2003.

(6) Includes 100,000 options to purchase common shares at $0.15 per share until February 22, 2002. Also includes (i) 250,000 options to purchase shares of common stock at $.87 per share until December 31, 2002, (ii) 250,000 options to purchase shares of common stock at $1.88 per share until December 31, 2002, and (iii) 200,000 options to purchase shares of common stock at $1.50 per share until December 31, 2002.

(7) Includes 50,000 shares of common stock issuable upon the exercise of options exercisable within the next sixty days at $5.88 per share. Does not include options to purchase 150,000 common shares that vest at a later date.

(8) Includes 217,642 shares of common stock issuable upon exercise of warrants issued to Thomson Kernaghan, as placement agent, in connection with JAWS' private placement financing which was consummated on December 31, 1999 (the "Private Placement Transaction") and 58,824 shares of common stock issuable upon exercise of warrants issued to Thomson Kernaghan & Co. Limited, as placement agent ("Thomson Kernaghan"), in connection with JAWS' private placement financing which was consummated on February 22, 2000.

(9) Includes 834,000 shares of common stock issuable upon the exercise of warrants. 65.2% of the outstanding shares of Glentel are controlled by TCG International, Inc. The natural person, with sole or shared voting and investment power over the shares held of record by Glentel, through TCG International, Inc. is Arthur Skidmore, c/o Glentel Inc., Suite 2700, 4710 Kingsway, Burnaby, British Columbia, Canada V5H 4M2.

                   PROPOSAL NO. 1: APPROVAL OF THE MINUTES OF
                     THE 1999 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

      The persons named in the enclosed proxy will vote to approve the minutes of the 1999 Annual General Meeting of Stockholders, in the form attached as Appendix A-1 hereto and the Reconvened Meeting of Stockholders, in the form attached as Appendix A-2 hereto, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to approve the minutes of the 1999 Annual Meeting of Stockholders.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR APPROVAL OF THE MINUTES OF THE 1999 ANNUAL GENERAL MEETING OF STOCKHOLDERS AND THE RECONVENED MEETING OF STOCKHOLDERS.

                              ELECTION OF DIRECTORS

      The persons named in the enclosed proxy will vote to elect as directors the five nominees named below, unless the proxy is marked otherwise. If a stockholder returns a proxy without contrary instructions, the persons named as proxies will vote to elect as directors the nominees named below, each of whom is currently a member of the board of directors of the Company.

      Each director will be elected to hold office until the 2001 Annual Meeting of Stockholders and until his successor is duly elected and qualified or until his earlier death, resignation or removal. All of the nominees have indicated their willingness to serve, if elected; however, if any nominee should be unable to serve, the shares represented by proxies may be voted for a substitute nominee designated by the board of directors of the Company.

      There are no family relationships between or among any officers or directors of the Company.

      Set forth below are the name and age of each member of, or nominee to, the board of directors of the Company, and the positions and offices held by him, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company. Information with respect to the number of shares of Common Stock beneficially owned by each director, directly or indirectly, as of March 31, 2000, appears above under the heading "Stock Ownership of Certain Beneficial Owners and Management."

                              Nominees For Director

      ROBERT J. KUBBERNUS, age 40, has served as Chairman of the Board, Chief Executive Officer and President of JAWS Alberta since October 1997 and of JAWS Technologies, Inc., a Nevada corporation, since February 1998. Mr. Kubbernus resigned as President of JAWS Alberta in July 1999 upon Mr. Tej Minhas' appointment to that position. Mr. Kubbernus' primary responsibilities have been to oversee security product developers, provide executive direction and develop key contacts with governmental authorities, investors, clients, insurance underwriters and the investment community. From October 1992 to September 1997, Mr. Kubbernus held the position of President and Chief Executive Officer of Bankton Financial Corporation, a company which provided business and lending advisory services, where he led a team of corporate financial consultants who specialized in the placement of debt instruments with institutional and private lenders.

      RIAZ MAMDANI , age 32, has been Chief Financial Officer of JAWS since July 1999. Previous to this appointment, he was Director of Corporate Finance from March 1999 to July 1999. Mr. Mamdani is responsible for the development of operational financing including securities issuances, the documentation needed to close these issuances, establishing and implementing professional relationships and assisting in matters of corporate compliance as well as company structure. From May 1996 to August 1998, Mr. Mamdani was a Barrister and Solicitor with Beaumont Church, a Calgary-based law firm, where his practice focused in the areas of Corporate, Commercial and Securities law. From May 1992 to April 1996, he was a Pharmacist at the Foothills Hospital in Calgary while attending law school at the University of Calgary, from September 1993 to May 1996. Mr. Mamdani graduated with a Bachelor of Law degree from the University of Calgary in 1996. He also graduated from the University of Manitoba with a Bachelor of Science degree in Pharmacy in 1992.

      JULIA L. JOHNSON, age 37, serves as the Chairman of the Florida Information Service Technology Task Force (Internet Task Force), having been appointed by Governor Jeb Bush in August 1999. Ms. Johnson has served as (i) a member of the Florida Public Service Commission, a state agency which regulates utility companies, from December 1992 to December 1999, (ii) state Chairperson of the Federal/State Joint Board on Universal Service, a task force within the Federal Communications Commission from 1996 to 1999, and (iii) a board member for the Markle Foundation, a project that encourages the use of new communications technologies for socially beneficial purposes, since 1996. Before being appointed to the Florida Public Service Commission, Ms. Johnson served as the Director of Legislative Affairs and senior land use attorney for the Department of Community Affairs from November 1990 to December 1992, where she was the chief lobbyist representing the agency before the Florida Legislature on land use issues. Ms. Johnson graduated with a Juris Doctorate, with a concentration in corporate and real estate transactions, from the University of Florida School of Law in 1988, as well as a Bachelor of Science in Business Administration from the University of Florida in 1985.

      ARTHUR WONG, age 30, provides strategic direction to JAWS in the area of channel development. Since 1992, Mr. Wong has founded three technology companies. He has been CEO of Security-Focus.com, a database of security knowledge and resources , since August of 1999 where he is responsible for the management and direction of an internet security portal. From May 1998 to July 1999, Mr. Wong was the Director of Channel Development for Active Security at Network Associates Inc. of Santa Clara, California, the world's largest independent network security and management software company , where he was responsible for the development and adoption of worldwide integrated security initiatives and where he also developed standards for new security infrastructures and worked on its integration and adaption. From July 1996 to April 1998, he was CEO of Secure Networks Inc. of Calgary, Alberta, a company he founded. Secure Networks developed internet security tools and offered security consulting before it was acquired by Network Associates Inc. From April 1993 to June 1996, Mr. Wong was President of Millennium Systems Canada Inc., a company he founded and managed, which was a computer hardware distributor and integrator. Since June 1994 he has been the managing director and founder of H20 Entertainment Corp., a Calgary based organization that develops products for Nintendo and its N64 game platform. Mr. Wong graduated with a Bachelor of Science in Communications from the University of Calgary in 1991.

      JOHN S. BURNS Q.C., age 59, has been a partner of the law firm Bennett Jones since ____, 199 . His areas of practice are principally corporate, corporate finance and securities law. Mr. Burns acts for public and private corporations, securities issuers and underwriters. His practice focuses on mergers and acquisitions, public and private offerings, corporate restructurings, cross border financings and oil, gas and banking transactions. He has participated in conferences and panels and has authored a number of papers and articles with respect to these areas of law. Mr. Burns is a board member of several public and private corporations and served as a Public Governor of the Alberta Stock Exchange from _______ to _______. He also served as a member of the Board of Governors of the Olympic Trust of Canada, Strathcoma-Tweedsmuir school and is a member of the law societes of Alberta and Upper Canada and the Calgary and Canadian Bar Associations. Mr. Burns graduated for the University of Alberta with a Bachelor of Arts degree in 1963 and a law degree from Dalhousie Law School in 1966.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR EACH OF ROBERT
J. KUBBERNUS, RIAZ MAMDANI, JULIA L. JOHNSON, ARTHUR WONG, AND JOHN S. BURNS Q.C., AS DIRECTORS OF THE COMPANY TO HOLD OFFICE UNTIL THE 2001 ANNUAL MEETING OF STOCKHOLDERS OR UNTIL HIS SUCCESSOR IS DULY ELECTED AND QUALIFIED OR UNTIL HIS EARLIER DEATH, RESIGNATION OR REMOVAL.

Board and Committee Meetings

      The board of directors of the Company established an audit committee consisting of Julia L. Johnson and Arthur Wong, each of whom is an independent director on the Company's board of directors, and Riaz Mamdani, the Chief Financial Officer and a director of the Company. The audit committee makes recommendations to the board of directors of the Company concerning the engagement of independent public accountants, it reviews with the independent public accountants the scope and results of the audit engagement, it approves professional services provided by the independent public accountants, it reviews the independence of the independent public accountants, it considers the range of audit and non-audit fees, and it reviews the adequacy of the Company's internal accounting controls. The audit committee met four times during 1999.

      The board of directors of the Company established a compensation committee consisting of Julia L. Johnson and Arthur Wong, each of whom is an independent director on the board of directors of the Company. The compensation committee determines and establishes compensation levels on an annual basis for the Company's executive officers and administers the Company's Stock Option Plan. The compensation committee met four times in 1999. See "Report of Compensation Committee" below.

      The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full board of directors of the Company.

      The Company's board of directors held four meetings during 1999. Each director attended 100% of the total number of meetings (including consents in lieu of meetings) of the board of directors.

Compensation of Directors

      Out-of-pocket expenses of the Company's directors, related to their attendance at meetings of the board of directors, are paid by the Company. Pursuant to the terms of a directors' agreement by and between the Company and each of Ms. Johnson, Mr. Wong and Mr. Burns, the Company is obligated to compensate such directors for services rendered as directors in cash or in shares of common stock in an amount per annual term equal to $60,000. In addition, all non-employee directors are eligible to receive stock options under the Company's 1998 Stock Option Plan. On July 23, 1998, Mr. Wong and Ms. Johnson each received 200,000 options to purchase 200,000 shares of Common Stock, respectively, at an exercise price of $0.48 per share under the Company's 1998 Stock Option Plan. On April 13, 2000, Mr. Burns received 200,000 options to purchase 200,000 shares of Common Stock at an exercise price of $5.88 per share under the Company's 1998 Stock Option Plan. The Company does not currently provide additional compensation for committee participation or special assignments of the Company's board of directors. No other payments have been made to any member of the Company's board of directors.

                      EXECUTIVE OFFICERS OF THE REGISTRANT

         The following table sets forth the names, ages and positions of the current executive officers of the Company.

                  NAME                          AGE       POSITION
                  ----                         ---        --------
Robert J. Kubbernus.........................    40        Chairman of the Board, Chief Executive Officer,
                                                          President and Director

Tej Minhas       ...........................    39        (1)

Riaz Mamdani      ..........................    32        Chief Financial Officer and Director

Vera Gmitter      ..........................    41        (1)

-----------------

(1) Mr. Minhas and Ms. Gmitter are neither directors nor officers of the Company, but are included in this table because, as senior officers of JAWS Technologies Inc., an Alberta corporation ("JAWS Alberta"), they have performed policy-making functions in respect of the Company. Mr. Minhas is the President and Chief Operating Officer of JAWS Alberta and Ms. Gmitter is Vice President, Administration of JAWS Alberta.

      Messrs. Kubbernus's and Mamdani's biographies are set forth under "Election of Directors -- Nominees for Director."

      TEJ MINHAS. Mr. Minhas has served as President and Chief Operating Officer of JAWS Alberta since July 1999. Mr. Minhas is responsible for developing and implementing strategic and tactical plans for each department, key alliance development, managing marketing projects, implementing the corporate vision and maintaining and improving corporate culture. From August 1998 to June 1999, he was the Vice President of Technology for JAWS Alberta where his primary responsibilities were to oversee all aspects of the Technology Department including strategic planning, software engineering, business systems infrastructure management, technology vendor relations, security consulting and technical support. From April 1996 to July 1998, Mr. Minhas was the Vice President of Technology for AgriTech International Corporation, a creator of global information systems for the agricultural sector, where he was involved with strategic IT planning, human resource planning, marketing support management, executive reporting, vendor relations, industry alliances and IS Business development. From April 1992 to March 1996, he was the Canadian District Manager, Professional Services for Sybase Canada, an international database and tools company, where his responsibilities included the profitability of Canadian operations. The Canadian District was comprised of offices in Toronto, Ottawa, and Calgary. In this role, Mr. Minhas duties included marketing strategy development and execution, sales force management, staff & consultant recruiting, and the operation of a certification and training centre. Mr. Minhas graduated with a Bachelor of Science, Computer Science Specialty, from the University of Toronto in 1985.

      VERA GMITTER. Ms. Gmitter has served as Vice President, Administration of JAWS Alberta since February 1998. Her current responsibilities at JAWS Alberta include developing policies and procedures, government regulation, export, trademark, finance, accounting, legal, public compliance and human resources as well as managing over the day to day operations of JAWS Alberta. From July 1997 to June 1998, Ms. Gmitter held the position of General Manager for Bankton Financial Corporation. In this position she directed daily operations for the corporation, which specialized in custom finance solutions. From September 1987 to July 1997 Ms. Gmitter was the owner of 396406 Alberta Ltd., a holding company for a restaurant, concession contracts, retail store and a sign and graphics business, for which she was President. Ms. Gmitter graduated with a Bachelor of Arts degree in Political Science and Economics from Augustana University in 1995.

Compensation of Executive Officers

      Summary Compensation Table. The following table sets forth certain information with respect to the annual and long-term compensation for the last three fiscal years of the Company's President and Chief Executive Officer and the Company's other executive officers (including former executive officers) whose total annual salary and bonus for 1999 exceeded $100,000.

                           SUMMARY COMPENSATION TABLE

                                                                                            Long-Term
                                                                                          Compensation
                                                   Annual Compensation                       Awards
                                             --------------------------------------     ---------------
                                                                                                                  All
                                                                                           Securities             Other
                                                                        Other Annual       Underlying         Compensation
                                                                        Compensation      Options/SARs              ($)
   Name and Principal Position   Year        Salary ($)   Bonus($)           ($)
   ---------------------------   ----        ----------   --------      ------------      -------------       ------------
Robert J. Kubbernus              1999         $180,000         --            --                  --
    Chairman of the Board,       1998          180,000         --            --                600,000               --
    Chief Executive Officer
    and President                1997           45,000         --            --                350,000               --
                                                                                               200,000(1)


-------------

(1) These options were to be granted to Mr. Kubbernus in connection with the acquisition of JAWS Alberta by the Company on February 10, 1998. Such options have not yet been granted.


      Option Grant Table. The following table sets forth certain information regarding options granted during the year ended December 31, 1999 by the Company to the Company's executive officers.

                                            OPTION/SAR GRANTS IN LAST YEAR
                                                   Individual Grants
                           -----------------------------------------------------------------
                                           Percent of                  Market
                                              Total                   Price of
                             Number of      Options/                 Securities                     Potential Realizable Value
                            Securities        SARs       Exercise    Underlying                     at Assumed Annual Rates of
                            Underlying     Granted to       or        Options/                       Stock Price Appreciation
                           Options/SARs   Employees In     Base         SARs                            For Option Term(2)
                              Granted        Fiscal        Price      On Grant    Expiration        5%($)            10%($)
          Name                (#)(1)          Year        ($/sh)        Date         Date          0%($)
------------------------- --------------- ------------- ----------- ------------- -------          -----            ------------
Robert J. Kubbernus       600,000        28.17%          (1)           (1)           (1)            $314,447         $796,871(4)


Tej Minhas                 25,000         1.17%          $  2.41    $0.6250       5-17-02           $ 47,167         $119,531


Riaz Mamdani              700,000        32.86%          (3)        $0.6250         (3)             $ 39,306         $ 99,609(5)


Vera Gmitter.....          33,000         1.55%           $0.62    $0.62           5-17-02          $ 39,306         $ 99,609

--------------------

(1) Of the 600,000 options granted, 350,000 shares of common stock are exercisable at $1.50 per share for a period which expires on December 31, 2002 and 250,000 shares of common stock are exercisable at $1.88 per share for a period which expires on December 31, 2002.

(2) Amounts represent hypothetical gains that could be achieved for options if exercised and sold at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10% compounded annually from the date options are granted. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock on the date on which the options are sold.

(3) Of the 700,000 options granted, (i) 250,000 shares of common stock are exercisable at $.87 per share for a period which expires on December 31, 2002, (ii) 250,000 shares of common stock are exercisable at $1.88 per share for a period which expires on December 31, 2002, and (iii) 200,000 shares of common stock are exercisable at $1.50 per share for a period which expires on December 31, 2002.

(4) Of the 600,000 options received by Mr. Kubbernus, 250,000 options were issued at an exercise price below the then current market price of shares of JAWS common stock. The value at grant date market price for 250,000 of the options is $875,000.

(5) Of the 700,000 options received by Mr. Mamdani, 250,000 options were issued at an exercise price below the then current market price of shares of JAWS common stock. The value at grant date market price for 250,000 of the options is $875,000.


      Year-End Option Table. The following table sets forth certain information regarding options held as of December 31, 1999 by the Named Executive Officers. None of the Company's executive officers exercised stock options in 1999.


                AGGREGATED OPTION/SAR EXERCISES IN LAST YEAR AND
                           YEAR-END OPTION/SAR VALUES


                                                                   NUMBER OF SECURITIES       VALUE OF UNEXERCISED IN-
                                                                   UNDERLYING UNEXERCISED            THE-MONEY
                                                                         OPTIONS/SARS             OPTIONS/SARS AT
                                      SHARES            VALUE           FYEAR-ENDED (#)            FY-ENDED (US$)
                                     ACQUIRED         REALIZED           EXERCISABLE/               EXERCISABLE/
             NAME                 ON EXERCISE (#)        ($)             UNEXERCISABLE           UNEXERCISABLE (1)
-------------------------------   ---------------     --------      ------------------------- -----------------------
Robert J. Kubbernus............         0                 0        350,000 Exercisable                2,478,000
                                        0                 0        350,000 Exercisable                2,121,000
                                        0                 0        250,000 Exercisable                1,420,000
                                        0                 0        200,000 Unexercisable              1,412,000
                     Tej Minhas         0                 0         29,333 Exercisable                  210,904
                                        0                 0         29,333 Unexercisable                210,904
                                        0                 0         29,333 Unexercisable                210,904
                                        0                 0         25,000 Unexercisable                128,750
                   Riaz Mamdani         0                 0        100,000 Exercisable                1,672,500
                                        0                 0        250,000 Exercisable                1,420,000
                                        0                 0        250,000 Exercisable                1,212,000
                                        0                 0        200,000 Exercisable                  210,904
                   Vera Gmitter         0                 0         49,500 Exercisable                  374,220
                                        0                 0         33,000 Unexercisable                249,480

------------------------

(1) Value is based on the closing sales price of the Company's Common Stock on December 31, 1999 ($7.56), the last trading day of the Company's 1999 fiscal year, less the applicable option exercise price.


REPORT OF THE COMPENSATION COMMITTEE

      The Compensation Committee of the Company's board of directors, which is currently comprised of two non-employee directors, Julia L. Johnson and Arthur Wong, is responsible for determining the compensation and benefit packages of each executive officer and recommending it to the Company's board of directors. The Compensation Committee sets the compensation for executive officers and establishes compensation policies for the Company's Chief Executive Officer and all other executive officers of the Company. Certain decisions of the Compensation Committee are subject to approval of the Company's board of directors.

      The Company's executive compensation program is designed to promote the achievement of the Company's business goals, and, thereby, to maximize corporate performance and stockholder returns. Executive compensation consists of a combination of base salary and stock-based incentives. The Compensation Committee considers stock incentives to be a critical component of an executive's compensation package in order to help align executive interests with stockholder's interests.

      Compensation Philosophy

      The objective of the executive compensation program is to align compensation with business objectives and individual performance, and to enable the Company to attract, retain and reward executive officers who are expected to contribute to the long-term success of the Company. The Company's executive compensation philosophy is based on the principles of competitive and fair compensation and sustained performance.

      -     COMPETITIVE AND FAIR COMPENSATION

            The Company is committed to providing an executive compensation program that helps attract and retain highly qualified executives. To ensure that compensation is competitive, the Company compares its compensation practices with those of other companies in the industry and sets its compensation guidelines based on this review. The Company believes compensation for its executive officers is within the range of compensation paid to executives with comparable qualifications, experience and responsibilities in the same or similar businesses and of comparable size and success. The Company also strives to achieve equitable relationships both among the compensation of individual officers and between the compensation of officers and other employees throughout the organization.

      -     SUSTAINED PERFORMANCE

            Executive officers are rewarded based upon corporate performance and individual performance. Corporate performance is evaluated by reviewing the extent to which strategic and business plan goals are met, including such factors as achievement of operating budgets, timely development and commercial introduction of new processes and products, establishment of strategic licensing and development alliances with third parties and performance relative to competitors. Individual performance is evaluated by reviewing attainment of specified individual objectives and the degree to which teamwork and Company values are fostered.

      In evaluating each executive officer's performance, the Company generally conforms to the following process:

      - Company and individual goals and objectives are established at the beginning of the performance cycle.

      - At the end of the performance cycle, the accomplishments of the executive's goals and objectives and his contributions to the Company are evaluated.

      - The executive's performance is then compared with peers within the Company and the results are communicated to the executive.

      - The comparative results, combined with comparative compensation practices of other companies in the industry, are then used to determine salary and stock compensation levels.

      Annual compensation for the Company's executives generally consists of a base salary and from time to time, the Committee may consider the granting of stock options and the payment of cash bonuses based upon performance in a particular year.

      The salary for executives is generally set by reviewing compensation for competitive positions in the market and the historical compensation levels of the executives. Increases in annual salaries are based on actual corporate and individual performance against targeted performance and various subjective performance criteria. Targeted performance criteria vary for each executive based on his area of responsibility, and may include achievement of the operating budget for the Company as a whole or of a business group of the Company, continued innovation in development and commercialization of the Company's technology and products, timely development and commercial introduction of new products or processes, implementation of financing strategies and establishment of strategic licensing and development alliances with third parties. Subjective performance criteria include an executive's ability to motivate others, develop the skills necessary to grow as the Company matures, recognize and pursue new business opportunities and initiate programs to enhance the Company's growth and success. The Committee does not use a specific formula based on these targeted performance and subjective criteria, but instead makes an evaluation of each executive officer's contributions in light of all such criteria.

      Compensation at the executive officer level also includes the long-term incentives afforded by stock options. The stock option program is designed to promote the identity of long-term interests between the Company's employees and its shareholders and assist in the retention of executives. The size of option grants is generally intended to reflect the executive's position with the Company and his contributions to the Company, including his success in achieving the individual performance criteria described above. All stock options granted to executive officers in 1999 were granted at fair market value on the date of grant, except for options to purchase 250,000 shares of Common Stock to each of Messrs. Kubbernus and Mamdani which, in each case were issued at an exercise price below the then-current market price determined by calculating the average closing stock price over the immediately preceding sixty day period. During 1999, all executive officers received options to purchase an aggregate of 1,358,000 shares of Common Stock, at a weighted average exercise price of $ per share.

      Base Salaries

      The base salaries of the Company's executive officers have been set by reviewing compensation for competitive positions in the market and the historical compensation levels of such executives. The employment agreement between the Company and Mr. Kubbernus is described more fully under "Certain Relationship and Related Transactions."

      Compliance with Internal Revenue Code Section 162(m)

      Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), enacted in 1993, generally disallows a tax deduction to public companies for compensation over $1 million paid to the corporation's Chief Executive Officer and four other most highly compensated executive officers. Qualifying performance compensation will not be subject to the deduction limit if certain requirements are met. The Company intends to structure the performance-based portion of the compensation of its executive officers (which currently consists of stock option grants and performance based bonuses described above), in a manner that complies with the new statute to mitigate any disallowance of deductions.


                                            Compensation Committee


                                            Julie L. Johnson
                                            Arthur Wong


COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

      The current members of the compensation committee are Ms. Johnson and Mr. Wong. Neither Ms. Johnson nor Mr. Wong were at any time during 1999, or formerly, an officer or employee of the Company or any subsidiary of the Company, nor has any member of the compensation committee had any relationship with the Company requiring disclosure under Item 404 of Regulation S-K under the Exchange Act.


COMPARATIVE STOCK PERFORMANCE

      The comparative stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from January 27, 1997 through the year ended December 31, 1999 with the cumulative total return on (i) the Nasdaq Composite Index (the "Nasdaq Index"), and (ii) theAmex Computer Index (assuming the investment of $100 in the Company's Common Stock (at the initial public offering price), the Nasdaq Index and the Amex Computer Index on January 27, 1997 and reinvestment of all dividends).

      Measurement points are on [January 27], 1997 and the last trading day of the years ended December 31, 1997, December 31, 1998, and December 31, 1999.

                                                      Nasdaq              AMEX
                                                     Corporate          Computer
                                    JAWS               Index              Index
                                    ----             ---------          -------
February 10, 1998                     100               100                100

June 30, 1998                          60               111                111

January 1, 1999                        42               128                157

June 30, 1999                         213               157                195

December 31, 1999                     756               238                274


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

PROMOTERS

      Robert J. Kubbernus, the Chairman of the Board, Chief Executive Officer and a Director of the Company and Bankton Financial Corporation, a company which provides business and lending advisory services controlled by Robert Kubbernus, are the promoters of the Company and JAWS Alberta, a wholly-owned subsidiary of the Company. Bankton Financial Corporation was a founding shareholder in the Company and beneficial ownership of any shares of the Company owned by Bankton Financial Corporation are attributed to Mr. Kubbernus. Until January 1, 2000 the Company did not pay Mr. Kubbernus directly for his services, but rather paid directly to Bankton Financial Corporation $180,000 per year for Mr. Kubbernus' services. Bankton and Robert Kubbernus were also founding shareholders of JAWS Alberta and received shares in the common stock of "e-biz" solutions, inc., a Nevada corporation, in consideration for their shares of JAWS Alberta. Robert Kubbernus and Bankton Financial Corporation each subscribed for shares of the common stock of JAWS Alberta and paid consideration equal to $0.01 per share for these shares. As described below, on February 10, 1998, Mr. Kubbernus received 315,000 shares in the common stock of "e-biz" solutions, inc. (now named JAWS Technologies, Inc., a Nevada corporation) worth $315,000 and Bankton Financial Corporation received 322,000 shares in the common stock of e-biz worth $322,000, in each case in connection with the acquisition of JAWS Alberta.

PURCHASE OF JAWS ALBERTA

      On February 10, 1998, when the Company was still known as "e-biz" solutions, inc., the Company entered into an agreement with the shareholders of JAWS Alberta to purchase all of the 1,000 issued and outstanding shares of JAWS Alberta for 1,500,000 restricted shares of "e-biz" solutions, inc.. Pursuant to this agreement, the following people received common stock of "e-biz" solutions, inc., in consideration for their shares of JAWS Alberta, as follows:


                 JAWS Alberta Shareholder                               Number of E-Biz Shares Received
                 ------------------------                               -------------------------------
Robert Kubbernus                                                                    315,000
Bankton Financial Corporation (1)                                                   322,000

Chell McNeill, Inc.(2)                                                  637,000


--------------

(1) Robert Kubbernus is the controlling shareholder of Bankton Financial Corporation. Robert Kubbernus is to be granted 200,000 options to purchase shares of the common stock at $0.50 per share.

(2) Cameron Chell, who resigned as a director of JAWS on November 30, 1999, is the controlling shareholder of Chell McNeill, Inc. Cameron Chell was also to be granted 200,000 options to purchase shares of the common stock of "e-biz" solutions, inc. at $0.50 per share.

TRANSACTIONS WITH THOMSON KERNAGHAN

      As of March 31, 2000, Thomson Kernaghan is the holder of 4,915,743 shares of the Company's common stock, representing 20.19% of the issued and outstanding shares of common stock of the Company. Pursuant to the terms of a placement agency between the Company and Thomson Kernaghan, dated February 15, 2000, in connection with the private placement of 588,238 Units of the Company, each Unit consisting of one share of common stock and one warrant to purchase one-half share of common stock for $6.50 per share, at $4.25 per Unit (the "February Canadian Agency Agreement"), Thomson Kernaghan received a sales commission of 7% of the offering and a 3% financial advisory fee (an aggregate of $250,001.10). Also pursuant to the February Canadian Agency Agreement, Thomson Kernaghan also received 58,824 warrants, each warrant exercisable for one share of common stock at an exercise price of $4.25 per share.

      Pursuant to the terms of a placement agency agreement between the Company and Thomson Kernaghan, dated December 31, 1999, in connection with the private placement of 2,176,418 Units of the Company, each Unit consisting of one share of common stock and one warrant to purchase one-half share of common stock for $6.50 per share, at $4.25 per Unit (the "Canadian Agency Agreement"), Thomson Kernaghan received a sales commission of 7% of the offering and a 3% financial advisory fee (an aggregate of $924,977). Also pursuant to the Canadian Agency Agreement, Thomson Kernaghan also received 217,642 warrants, each warrant exercisable for one share of common stock at an exercise price of $4.25 per share.

      In addition, Thomson Kernaghan and the Company have entered into a consulting agreement effective July 1, 1999 pursuant to which Thomson Kernaghan provides advisory services to the Company, including without limitation, advising on business and financial matters. The consulting agreement terminates on June 30, 2000 unless it is extended by mutual agreement thereafter. Under the terms of the consulting agreement, the Company has agreed to pay Thomson Kernaghan the lesser of (i) 7,500 shares of the Company's common stock; and (ii) that number of shares of the Company's common stock equal to $25,000 divided by 95% of the average price of the Company's common stock for each calendar month over the year of the agreement. Payments under the consulting agreement are to be made semi-annually, with the final payment being on June 30, 2000. In addition, the Company has agreed to pay Thomson Kernaghan a fee of 2% of the gross value of any merger and acquisition transaction in which Thomson Kernaghan advises the Company.

      On September 25, 1998, the Company entered into a $2,000,000, 10% Convertible Debenture Agreement with Thomson Kernaghan that included 1,428,572 warrants to purchase 1,428,572 common shares at $0.28 per common share. On April 27, 1999, the Company and Thomson Kernaghan amended the debenture agreement, increasing the principal amount of the convertible debentures to $5,000,000. Subsequently, a total of $1,520,000 was advanced pursuant to the amended debenture agreement.

      On November 17, 1999, the Company and Thomson Kernaghan executed a Debenture Acquisition Agreement Amendment and Settlement Agreement (the "Settlement Agreement") in order to settle the outstanding obligations of the parties. The Settlement Agreement settles the conversion terms of the $1,520,000 advanced under the amended debenture agreement and the exercise of outstanding warrants issued under the amended debenture agreement and terminates all further obligations related to the amended debenture agreement.

      Debentures issued pursuant to the amended debenture agreement were converted to 5,127,672 shares of the Company's common stock and warrants were exercised for the issuance of 2,180,220 shares in the Company's common stock on November 23, 1999.

CONSULTING FEES

      Since January 1, 2000, Robert J. Kubbernus has been employed directly by the Company pursuant to the terms of an employment agreement which provides for an annual base salary of $300,000 per annum. Prior to entering into the employment agreement the Company paid Bankton Financial Corporation, a company controlled by Mr. Kubbernus, a consulting fee of $180,000 for services rendered to the Company by Mr. Kubbernus. Mr. Kubbernus and Bankton Financial Corporation are shareholders and promoters of the Company and continue to direct and promote the company's future development.

LEASE OF PREMISES

      The Company entered into an agreement to lease premises from Shelbourne Place Holding Corp. ("Shelbourne"), pursuant to which the Company is renting approximately 10,000 square feet of commercial space and is obligated to pay Shelbourne $95,600 per annum, plus operating costs of approximately $42,000 per annum, for a five-year term commencing November 1, 1998. Riaz Mamdani, a director and the Chief Financial Officer of the Company, owns a majority of the shares of Shelbourne. The Company is also the lessee in a lease for approximately 3,000 sq. ft. with Manufacturers Life under a lease which the Company entered into prior to entering into its lease with Shelbourne. The Company vacated these premises in 1998 when it moved into the Shelbourne premises. The Company pays approximately $31,000 per annum for these premises and has sub-leased some of this space to offset approximately $13,000 per annum of the rental expense associated therewith for the remainder of the lease term.

TRANSACTIONS WITH FUTURELINK

      Mr. Chell has resigned as Chief Executive Officer and director of FutureLink. Robert J. Kubbernus was a director of FutureLink until he resigned in November 1999. FutureLink is an application service provider and supplies network and software services to the Company. These services are provided to the Company on normal commercial terms consistent with the terms FutureLink has with other clients. In 1998 and 1999 the value of the services provided to the Company by FutureLink was $76,612 and $84,420, respectively.

TRANSACTIONS WITH GLENTEL INC.

      The Company has an alliance with Glentel to explore and develop secure wireless data products that will incorporate the Company's security products into applications such as mobile two-way radio, satellite, paging, cellular and PCS. Because product development is in the planning phase for research and development, the Company and Glentel have not yet derived any material business from this alliance and neither the Company nor Glentel presently know what interest each party will have in any products or services they may jointly develop. Unless the planning phase is successful in generating a plan for research and development, the Company may never generate revenues from this agreement. Glentel is a principle stockholder of the Company.

PROVISION OF STATIONERY AND OFFICE SUPPLIES

      Mr. Mamdani was a director of Willsons Stationers, a stationery and office supplies company, from November 1998 to August 13, 1999. Until recently, the Company purchased all of its stationery and office supplies from Willsons at prices paid by non-related parties in arm's-length transactions.

                   PROPOSAL NO. 2: REINCORPORATION IN DELAWARE

INTRODUCTION

      For the reasons set forth below, the board of directors of the Company believes that it is in the best interests of the Company and its stockholders to change the state of incorporation of the Company from Nevada to Delaware (the "Reincorporation Proposal"). STOCKHOLDERS ARE URGED TO READ CAREFULLY THIS SECTION OF THE PROXY STATEMENT, INCLUDING THE RELATED EXHIBITS REFERENCES BELOW AND ATTACHED HERETO, BEFORE VOTING ON THE REINCORPORATION PROPOSAL. Throughout this Proxy Statement, the term "JAWS Nevada" or the "Company" refers to JAWS Technologies, Inc., the existing Nevada corporation, and the term "JAWS Delaware" refers to JAWS Technologies, Inc., the new Delaware corporation, a wholly-owned subsidiary of JAWS Nevada, which is the proposed successor to JAWS Nevada pursuant to the Reincorporation Proposal.

      As discussed below, the principal reasons for the Reincorporation Proposal are the greater flexibility of Delaware corporation law and the substantial body of case law interpreting that law. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords. The Certificate of Incorporation for JAWS Delaware (the "Delaware Certificate") is substantially similar to the Articles of Incorporation currently in effect for JAWS Nevada (the "Company Articles"), with minor exceptions discussed herein. The Reincorporation Proposal is not being proposed in order to prevent an unsolicited takeover attempt, and the Company's board of directors is not aware of any present attempt by any person to acquire control of the Company, obtain representation on the Company's board of directors or take any action that would materially affect the governance of the Company.

      The Reincorporation Proposal will be effected by merging JAWS Nevada with and into JAWS Delaware (the "Merger"). Upon completion of the Merger, JAWS Nevada, as a corporate entity, will cease to exist and JAWS Delaware will continue to operate the business of the Company under its current name JAWS Technologies, Inc.

     Pursuant to the Agreement and Plan of Merger, in substantially the form attached hereto as APPENDIX B(the "Merger Agreement"), each outstanding share of Common Stock (the "Company Common Stock") will be automatically converted into one share of JAWS Delaware common stock, par value $0.001 per share (the "Delaware Company Common Stock"), upon the effective date of the Merger and the outstanding share of Special Series A Preferred Stock, par value $0.001 per share, of the Company (the "Series A Preferred Stock"), will be automatically converted into one share of Special Series A Preferred Stock, par value $0.001 per share, of JAWS Delaware (the "Delaware Company Preferred Stock") upon the Effective Date of the Merger. EACH STOCK CERTIFICATE REPRESENTING ISSUED AND OUTSTANDING SHARES OF THE COMMON STOCK OR SERIES A PREFERRED STOCK WILL CONTINUE TO REPRESENT THE SAME NUMBER OF SHARES OF THE DELAWARE COMPANY COMMON STOCK OR DELAWARE COMPANY PREFERRED STOCK, AS APPLICABLE. IT WILL NOT BE NECESSARY FOR STOCKHOLDERS TO EXCHANGE THEIR EXISTING STOCK CERTIFICATES FOR STOCK CERTIFICATES OF JAWS DELAWARE. HOWEVER, STOCKHOLDERS MAY EXCHANGE THEIR CERTIFICATES IF THEY SO CHOSE. The Common Stock is listed for trading on the OTC Bulletin Board under the symbol "JAWZ" and, after the Merger, the Delaware Company Common Stock will continue to be traded on the OTC Bulletin Board without interruption, under the same symbol "JAWZ" as the shares of Company Common Stock are currently traded.

      Under Nevada law and pursuant to the Company Articles, the affirmative vote of the holders of at least, voting together as a single class, a majority of the shares of Common Stock and Series A Preferred Stock outstanding and entitled to vote, voting together as a single class, are required to approve and adopt the Merger Agreement and the transactions contemplated thereby. See "Vote Required for the Reincorporation Proposal." The Reincorporation Proposal has been unanimously approved by the

Company's board of directors. If approved by the stockholders, it is anticipated that the Merger will become effective as soon as practicable (the "Effective Date") following the annual meeting of stockholders. However, pursuant to the Merger Agreement, the Merger may be abandoned or the Merger Agreement may be amended by the board of directors of the Company (except that certain principle terms may not be amended without stockholder approval) either before or after stockholder approval has been obtained and prior to the Effective Date.

      The discussion set forth below is qualified in its entirety by reference to the Merger Agreement, the Company Articles of Incorporation, the Company Bylaws, and the Delaware Certificate and the Delaware Bylaws, copies of which are attached hereto as Appendices B through D, respectively.

      APPROVAL OF THE REINCORPORATION PROPOSAL WILL CONSTITUTE APPROVAL OF THE MERGER AGREEMENT, THE DELAWARE CERTIFICATE AND THE DELAWARE BYLAWS AND ALL PROVISIONS THEREOF.

VOTE REQUIRED FOR REINCORPORATION PROPOSAL

      Pursuant to Nevada law and the Company Articles, the affirmative vote of the holders of at least a majority of the shares of Company Common Stock and the Series A Preferred Stock outstanding and entitled to vote, voting together as a single class, are required to approve and adopt the Reincorporation Proposal and the transactions contemplated thereby. At the record date, there were [ ] shares of Company Common Stock outstanding and one share of special series A preferred voting stock outstanding. Approval of the Reincorporation Proposal will constitute approval of the Merger Agreement, the Delaware Certificate and the Delaware Bylaws and the provisions thereof.

SPECIFIC RIGHTS OF DISSENTING SHAREHOLDERS

      Pursuant to Nevada corporate law, Nevada Revised Statutes ("NRS") Sections 92A.300-92A.500 attached hereto as Appendix ___, and Company shareholder is entitled to dissent from this proposed corporate action, and to obtain the statutory prescribed fair value of his or her shares of Common Stock. 'Fair value' for this purpose means the value of the shares immediately before the effectuation of the corporate action to which the shareholder objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable. Although the shareholder is entitled to dissent and obtain payment therefor, the shareholder may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the corporation. If a shareholder wishes to assert dissenter's rights, that shareholder must: (i) deliver to the Company, before the vote is taken, written notice of his intent to demand payment for his shares if the Merger is effectuated; and (ii) must not vote his shares in favor of the proposed action. A shareholder who does not satisfy the requirements referenced in the preceding sentence is not entitled to payment for his shares under NRS Chapter 92A. The Company will notify shareholders who satisfy the requirements to asset dissenter's rights of the time period during which such rights may be exercised.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS A VOTE FOR THE PROPOSED REINCORPORATION.

PRINCIPLE REASONS FOR THE PROPOSED REINCORPORATION

      By changing the state of incorporation of the Company from Nevada to Delaware, the Company will receive the following advantages:

      Prominence; Predictability and Flexibility of Delaware Law. For many years, Delaware has followed a policy of encouraging incorporation in that state. In furtherance of that policy, Delaware has been a leader in adopting, construing and- implementing comprehensive, flexible corporate laws responsive to the legal and business needs of corporations organized in Delaware. Many corporations, have chosen Delaware initially as a state of incorporation or have subsequently changed corporate domicile to Delaware in a manner similar to that proposed by the Company. Because of Delaware's prominence as the state of incorporation for many major corporations, both the legislature and courts in Delaware have demonstrated an ability and a willingness to act quickly and effectively to meet changing business needs. The Delaware courts have developed considerable expertise in dealing with corporate issues and a substantial body of case law has developed construing Delaware law and establishing public policies with respect to corporate legal affairs.

      Increased Ability to Attract and Retain Qualified, Directors. Both Nevada and Delaware law permit a corporation to include a provision in its charter that reduces or limits the monetary liability of directors for breaches of fiduciary duty in certain circumstances. The Company believes that, in general, Delaware case law regarding a corporation's ability to limit director liability is more developed and provides more guidance than Nevada law.

      Well-Established Principles of Corporate Governance. There is substantial judicial precedent in the Delaware, courts as to the legal principles applicable to measures that may be taken by a corporation and as to the conduct of the board of directors of the Company such as under the business judgment rule and other standards. The Company believes that its stockholders will benefit from the well-established principles of corporate governance that Delaware law affords.

      No Change in Board Members, Business, Management, Employee Benefit Plans or Location of Principal Facilities of the Company. The Reincorporation Proposal will effect only a change in the legal domicile of the Company and certain other changes of a legal nature, certain of which are described in this Proxy Statement. The Reincorporation Proposal will NOT result in any change in the name, business, management, fiscal year, assets or liabilities (except to the extent of legal and other costs of effecting the Merger) or location of the principal facilities of the Company. All employee benefit, stock option and employee stock purchase plans of the Company will be assumed and continued by JAWS Delaware, and each option or right issued pursuant to such plans will automatically be converted into an option or right to purchase the same number of shares of Delaware Common Stock, at the same price per share, upon the same terms, and subject to the same conditions. Stockholders should note that approval of the Reincorporation Proposal will also constitute approval of the assumption of these plans by JAWS Delaware. Other employee benefit arrangements of JAWS Nevada will also be continued by JAWS Delaware upon the terms and subject tot he conditions currently in effect. As noted above, after the Merger, shares of Delaware Common Stock will continue to be traded, without interruption, on the same exchange OTC Bulletin Board and under the same symbol "JAWZ" as the shares of Company Common Stock are currently traded. The Company believes that the Reincorporation Proposal will not affect any of its material contracts with any third parties and that JAWS Nevada's rights and obligations under such material contracts will continue and be assumed by JAWS Delaware.

ANTITAKEOVER IMPLICATIONS

      Delaware, like many other states, permits a corporation to adopt a number of measures designed to reduce a corporation's vulnerability to unsolicited takeover attempts through amendment of the corporation's certificate of incorporation or bylaws or otherwise. The Reincorporation Proposal is NOT being proposed in order to prevent such a change in control and the board of directors of the Company is not aware of any present attempt to acquire control of the Company or to obtain representation on the Company's board of directors.

      The board of directors of the Company, however, believes that future unsolicited takeover attempts may be unfair or disadvantageous to us and our stockholders because, among other reasons:

      - a non-negotiated takeover bid may be timed to take advantage of temporarily depressed stock prices;

      - a non-negotiated takeover bid may be designed to foreclose or minimize the possibility of more favorable competing bids or alternative transactions;

      - a non-negotiated takeover bid may involve the acquisition of only a controlling interest in the Company's stock, without affording all stockholders the opportunity to receive the same economic benefits; and

      - certain of the Company's contractual arrangements provide that they may not be assigned pursuant to a transaction which results in a "change of control" of the Company without the prior written consent of the licensor or other contracting party.

      By contrast, in a transaction in which a potential acquirer must negotiate with an independent board of directors, the board of directors can and should take account of the underlying and long-term values of the business, technology and other assets, the possibility of alternative transactions on more favorable terms, anticipated favorable developments in the business not yet reflected in the stock price and equality of treatment among all stockholders.

      Certain aspects of the Reincorporation Proposal may have the effect of deterring hostile takeover attempts. Section 203 of the General Corporation Law of the State of Delaware, from which JAWS Delaware does not intend to opt out, restricts certain "business combinations" with "interested stockholders" for three years following the date that a person becomes an "interested stockholder," unless the board of directors approves the business combination.

      Despite the belief of the Company's board of directors as to the benefits to our stockholders of the Reincorporation Proposal, it may be disadvantageous to the extent that it has the effect of discouraging a future takeover attempt which is not approved by the Company's board of directors, but which a majority of the stockholders may deem to be in their best interests or in which stockholders may receive a substantial premium for their shares over the then current market value or their cost basis in such shares. As a result of such effects of the Reincorporation Proposal, stockholders who might wish to participate in an unsolicited tender offer may not have an opportunity to do so. In addition, to the extent that provisions of Delaware law enable the Company's board of directors to resist a takeover or change in control of the Company, such provisions could make it more difficult to change the existing board and management.

THE ARTICLES OF INCORPORATION AND BYLAWS OF THE COMPANY AND THE CERTIFICATE OF INCORPORATION AND BYLAWS OF JAWS DELAWARE

      The provision of the Company Articles and the Company' Bylaws (the "Company Bylaws") are substantially similar to the Delaware Certificate and the bylaws of JAWS Delaware (the "Delaware Bylaws"). However, while the Company has no present intention to do so, JAWS Delaware could, in the future, implement certain other changes by amendment to the Delaware Certificate or the Delaware Bylaws. See "Significant Differences Between the

Corporation Laws of the Nevada and Delaware." This discussion of the Delaware Certificate and the Delaware Bylaws is qualified by reference to Appendix C and Appendix D hereto, respectively.

      Authorized Capital Stock. The Company Articles currently authorizes the Company to issue up to 95,000,000 shares of Company Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share, of the Company ("Company Preferred Stock"). The Delaware Certificate authorizes JAWS Delaware to issue up to 95,000,000 shares of Delaware Common Stock and 5,000,000 shares of preferred stock, par value $0.001 per share, of JAWS Delaware ("Delaware Preferred Stock"). Like the Company Articles, the Delaware Certificate permits the Company's board of directors to determine the rights, powers and preferences, if any, and the qualifications, limitations or restrictions, if any, of the authorized and unissued Delaware Preferred Stock.

      Limitation of Liability of Directors or Officers. The Company Articles and the Delaware Certificate both provide for the elimination of personal monetary liability of directors and officers to the maximum extent permissible under the law of the respective states. The Company Articles, in accordance with the Nevada law, limit the personal liability of directors or officers of the Company for breaches of fiduciary duty other than for acts or omissions which involve intentional misconduct, fraud or knowing violations of law. The Delaware Certificate, in accordance with Delaware law, limits the personal liability of directors for breaches of fiduciary duty other than for (i) breaches of the duty of loyalty to JAWS Delaware or its stockholders, (ii) acts or omissions not in good faith or involving intentional misconduct or a knowing violation of law,
(iii) unlawful payment of dividend or unlawful purchase or redemption of stock, or (iv) any transaction from which the director derived an improper personal benefit. Thus, the Delaware Certificate may not limit to as great an extent as the Company Articles, the personal liability of directors of JAWS Delaware. In addition, in compliance with Delaware law, the Delaware Certificate only limits the personal liability of directors of JAWS Delaware as opposed to both directors and officers under the Company Articles. For a more detailed explanation of the foregoing, see "--Significant Differences Between the Corporation Laws of Nevada and Delaware."

      Removal of Directors. The Company Bylaws provide that the board of directors of the Company or the shareholders of the Company may, by majority vote, declare vacant the office of a director who has been declared incompetent by an order of a court of competent jurisdiction or if the director has been convicted of a felony. The Delaware Bylaws provide no similar removal provision, and in accordance with Delaware law, provide that any director or the entire board of directors may be removed with or without cause by the holders of a majority of the voting power of the outstanding shares of capital stock of JAWS Delaware entitled to vote at an election of directors. For a more detailed explanation of the foregoing, see "-- Significant Differences Between the Corporation Laws of Nevada and Delaware."

      Filling Vacancies on the Board of Directors. The Company Bylaws, in accordance with Nevada law, provide that vacancies on the Company's board of directors may be filled by a majority of the remaining directors, though less than a quorum. The Delaware Bylaws, in accordance with Delaware law, similarly provide that vacancies on the board of directors of JAWS Delaware may be filled by a majority of the remaining directors, although less than a quorum. For a more detailed explanation of the foregoing, see "--Significant Differences Between the Corporation Law of Nevada and Delaware."

      Power to Call Special Stockholders' Meetings. The Company Bylaws provide that special meetings of stockholders may be called by the President or by the Board of Directors, and must be called by the President at the written request of not less than 51% of the issued and outstanding shares of capital stock of the Company. The Delaware Bylaws contain a similar provision governing the calling of special meetings of stockholders.

      The Company Bylaws provide that if, after the filling of any vacancy on the board of directors, the directors elected by the stockholders constitute less than a majority of the total number of directors then in office, any holder or holders of shares representing five percent (5%) or more of the total number of shares entitled to vote may call a special meeting of stockholders to elect the entire board of directors. The Delaware Bylaws do not give the holders of five percent (5%) of the total number of stockholders of JAWS Delaware outstanding and entitled to vote the power to call a special meeting for the purpose of electing a new board of directors after filling any vacancy on the Board of Directors. Instead, Delaware law provides that if an annual meeting for the election of directors is not held for a period of thirty (30) days from the date designated, or action by written consent in lieu of an annual meeting has not been taken for a period of thirty (30) days after the date designated, or if no date has been designated for a period of thirteen months after the last annual meeting or last action by written consent in lieu of an annual meeting, a stockholder or director may apply to the Court of Chancery of the State of Delaware for an order to hold an annual meeting for the election of directors. For a more detailed explanation of the foregoing, see "--Significant Differences Between the Corporation Law of Nevada and Delaware."

      Amendment of Bylaws. The Company Bylaws permit, in accordance with Nevada law, the board of directors to amend the Company Bylaws. The board of directors, however, may only amend the existing Company Bylaws by the vote of all directors and may only adopt additional Company Bylaws by the vote of a majority of directors present.

      In contrast, the Delaware Bylaws provide that the Delaware Bylaws may be amended or repealed and new Delaware Bylaws adopted by the vote of a majority of directors present at a meeting at which a quorum of the board of directors is present.

SIGNIFICANT DIFFERENCES BETWEEN THE CORPORATION LAWS OF NEVADA AND DELAWARE

      JAWS Nevada is incorporated under the laws of the State of Nevada and JAWS Delaware is incorporated under the laws of the State of Delaware. On consummation of the Merger, the stockholders of the Company, whose rights currently are governed by Nevada law and the Company Articles and the Company Bylaws, which were created pursuant to Nevada law, will become stockholders of a Delaware company, JAWS Delaware, and their rights as stockholders will then be governed by Delaware law and the Delaware Certificate and the Delaware Bylaws which were created under Delaware law.

      Although the corporate statutes of Nevada and Delaware are similar, certain differences exist. The most significant differences, in the judgment of the management of the Company, are summarized below. This summary is not intended to be complete, and stockholders should refer to the General Corporation Law of the State of Delaware (the "DGCL") and the Nevada Business Corporation Act ("Nevada law") to understand how these laws apply to the Company and JAWS Delaware.

      Classified Board of Directors. The DGCL permits any Delaware corporation to classify its board of directors into as many as three classes as equally as possible with staggered terms of office. After initial implementation of a classified board, one class will be elected at each annual meeting of the stockholders to serve for a term of one, two or three years (depending upon the number of classes into which directors are classified) or until their successors are elected and take office. Nevada law also permits corporations to classify boards of directors provided that at least one-fourth of the total number of directors is elected annually. The Company does not have a classified board, nor will JAWS Delaware's board of directors be classified in connection with the Migration Merger.

      Removal of Directors. With respect to removal of directors, under the Nevada law, any one or all of the directors of a corporation may be removed by the holders of not less than two-thirds of the voting power of a corporation's issued and outstanding stock. Nevada does not distinguish between removal of directors with and without cause. Under the Delaware Law, directors of a corporation without a classified board may be removed with or without cause, by the holders of a majority of shares then entitled to vote in an election of directors.

      Power to Call Special Stockholders' Meetings. Nevada does not specifically provide for the calling of annual or special meetings of stockholders of a Nevada corporation. In contrast, the DGCL permits special meetings of stockholders to be called by the board of directors or by such persons authorized by the corporation's certificate of incorporation or bylaws. The DGCL also provides that if a corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors in lieu of an annual meeting taken, in both cases for a period of thirty (30) days after the date designated for the annual meeting, a director or stockholder of the corporation may apply to the Court of Chancery of the State of Delaware to order an annual meeting for the election of directors.

      Cumulative Voting. Cumulative voting for directors entitles stockholders to cast a number of votes that is equal to the number of voting shares held multiplied by the number of directors to be elected. Stockholders may cast all such votes either for one nominee or distribute such votes among up to as many candidates as there are positions to be filled. Cumulative voting may enable a minority stockholder or group of stockholders to elect at least one representative to the board of directors where such stockholders would not otherwise be able to elect any directors.

      Nevada law permits cumulative voting in the election of directors as long as the articles of incorporation provide for cumulative voting and certain procedures for the exercise of cumulative voting are followed. A Delaware corporation may provide for cumulative voting in the corporation's certificate of incorporation. The Company opted out of cumulative voting by failing to include a provision granting cumulative voting rights in the Company Articles. JAWS Delaware also did not adopt cumulative voting in that the Delaware Certificate will not provide for cumulative voting in the election of directors.

      Because neither the Company or JAWS Delaware utilizes cumulative voting, there will be no difference in stockholders' rights with respect to this issue.

      Vacancies. Under the DGCL, subject to the rights, if any, of any series of preferred stock to elect directors and to fill vacancies on the board of directors, vacancies on the board of directors may be filled by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum. Any director so appointed will hold office for the remainder of the full term of the class of directors in which the vacancy occurred.

      Similarly, Nevada law provides that vacancies may be filled by a majority of the remaining directors, though less than a quorum, unless the articles of incorporation provide otherwise. The Company Bylaws and the Delaware Bylaws address the issue of director vacancies in the same manner. Therefore, the change from Nevada law to Delaware law will not alter stockholders' rights with respect to filling vacancies.

      Indemnification of Officers and Directors and Advancement of Expenses. Delaware and Nevada have substantially similar provisions regarding indemnification by a corporation of its officers, directors, employees and agents. Delaware and Nevada law differ in their provisions for advancement of expenses incurred by an officer or director in defending a civil or criminal action, suit or proceeding. The DGCL provides that expenses incurred by an officer or director in defending any civil, criminal, administrative or investigative action, suit or proceeding may be paid by the corporation in advance of the final disposition of the action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. A Delaware corporation has the discretion to decide whether or not to advance expenses, unless it provides for mandatory advancement in its certificate of incorporation or bylaws. Under Nevada law, the articles of incorporation, bylaws or an agreement made by the corporation may provide that the corporation must pay advancements of expenses in advance of the final disposition of the action, suit or proceedings upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined that he or she is not entitled to be indemnified by the corporation. Thus, a corporation may have no discretion to decide whether or not to advance expenses. There will be no difference in stockholders' rights with respect to this issue because the Company Articles and the Delaware Certificate to be in effect after the Merger each provide for the mandatory advancement of expenses. In addition, the board of directors of JAWS Delaware shall have the mandatory authority to indemnify directors and officers of the Company. The Board of Directors shall retain the discretionary authority to authorize the indemnification of employees and agents, subject to certain conditions under the Delaware Law.

      Limitation on Personal Liability of Directors. A Delaware corporation is permitted to adopt provisions in its certificate of incorporation limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that such liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law or liability to the corporation based on unlawful dividends or distributions or improper personal benefit. The Delaware Certificate will limit the liability of directors to JAWS Delaware to the fullest extent permitted by law.

      While Nevada law has a similar provision permitting the adoption of provisions in the articles of incorporation limiting personal liability, the Nevada provision differs in two respects. First, the Nevada provisions applies to both directors and officers. Second, while the Delaware provision excepts from limitation on liability of breach of the duty of loyalty, the Nevada counterpart does not contain this exception. Thus, the Nevada provision expressly permits a corporation to limit the liability of officers, as well as directors, and permits limitation of liability arising from a breach of the duty of loyalty. The Company Articles limits the personal liability to the Company of both directors and officers. The Delaware Certificate adopts a narrower limitation on liability, and officers will therefore remain potentially liable to JAWS Delaware. JAWS Delaware, however, may determine to indemnify such persons in its discretion subject to the conditions of the Delaware Law and the Delaware Certificate.

      Dividends. The DGCL is more restrictive than Nevada law with respect to when dividends may be paid. Under the Delaware Law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, the Delaware Law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and such redemption or repurchase would not impair the capital of the corporation.

      Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to such distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation, the corporation's total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of preferred stockholders.

      Restrictions on Business Combinations. Both the DGCL and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under the DGCL, a corporation is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time such stockholder became an interested stockholder, unless (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation's board of directors and by the holders of at least 66 2/3% of the corporation's outstanding voting stock at an annual or special meeting (and not by written consent), excluding shares owned by the interested stockholder. The DGCL defines "interested stockholder" generally as a person who owns 15% or more of the outstanding shares of a corporation's voting stock.

      Nevada law regulates business combinations more stringently. First, an "interested stockholder" is defined as a beneficial owner (directly or indirectly) of ten percent (10%) or more of the voting power of the outstanding shares of the corporation. Second, the three-year moratorium can be lifted only by advance approval by a corporation's board of directors. Finally, after the three-year period, combinations with "interested stockholders" remain prohibited unless (i) they are approved by the board of directors, the disinterested stockholders or a majority of the outstanding voting power not beneficially owned by the interested party, or (ii) the interested stockholders satisfy certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

      Neither the JAWS Nevada, nor JAWS Delaware have opted out of the applicable statutes with appropriate provisions of the Company Articles or the Delaware Certificate.

      Amendment to Articles of Incorporation/Certificate of Incorporation or Bylaws. In general, both the DGCL and Nevada law require the approval of the holders of a majority of all outstanding shares entitled to vote to approve proposed amendments to a corporation's certificate/articles of incorporation. Both the DGCL and Nevada law also provide that in addition to the vote above, the vote of a majority of the outstanding shares of a class may be required to amend the certificate of incorporation or articles of incorporation. Neither state requires stockholder approval for the board of directors of a corporation to fix the voting powers, designation, preferences, limitations, restrictions and rights of a class of stock provided that the corporation's organizational documents grant such power to its board of directors. Both Nevada law and the DGCL permit, in general, the number of authorized shares of any such class of stock to be increased or decreased (but not below the number of shares then outstanding) by the board of directors unless otherwise provided in the articles of incorporation or resolution adopted pursuant to the certificate of incorporation, respectively.

      Actions by Written Consent of Stockholders. Nevada law and the DGCL each provide that, unless the articles/certificate of incorporation of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take such action at a meeting consents to the action in writing. In addition, the DGCL requires the corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. The Company Articles does not limit stockholder action by written consent. Similarly, the Delaware Certificate does not limit stockholder action by written consent.

      Stockholder Vote for Mergers and Other Corporation Reorganizations. In general, both jurisdictions require authorization by an absolute majority of outstanding shares entitled to vote, as well as approval by the board of directors, with respect to the terms of a merger or a sale of substantially all of the assets of the corporation. The DGCL does not require a stockholder vote of the surviving corporation in a merger (unless the corporation provides otherwise in its certificate of incorporation) if: (a) the merger agreement does not amend the existing certificate of incorporation;
(b) each share of stock of the surviving corporation outstanding immediately before the effective date of the merger is an identical outstanding share after the merger; and (c) either no shares of common stock of the surviving corporation and no shares, securities or obligations convertible into such stock are to be issued or delivered under the plan of merger, or the authorized unissued shares or shares of common stock of the surviving corporation to be issued or delivered under the plan of merger plus those initially issuable upon conversion of any other shares, securities or obligations to be issued or delivered under such plan do not exceed twenty percent (20%) of the shares of common stock of such constituent corporation outstanding immediately prior to the effective date of the merger. Nevada law does not require a stockholder vote of the surviving corporation in a merger under substantially similar circumstances.

      Dissenters' Rights. In both jurisdictions, dissenting stockholders of a corporation engaged in certain major corporate transactions are entitled to appraisal rights. Appraisal rights permit a stockholder to receive cash equal to the fair value of the stockholder's shares, in lieu of the consideration such stockholder would otherwise receive in any such transaction.

      Under the DGCL, such fair market value is determined exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, and such appraisal rights are not available: (a) with respect to the sale, lease or exchange of all or substantially all of the assets of a corporation; (b) with respect to a merger or consolidation by a corporation the shares of which are either listed on a national securities exchange or are held of record by more than 2,000 holders if such stockholders receive only shares of the surviving corporation or shares of any other corporation that are either listed on a national securities exchange or held of record by more than 2,000 holder, plus cash in lieu of fractional shares of such corporations; or (c) to stockholders of a corporation surviving a merger if no vote of the stockholders of the surviving corporation is required to approve the merger under Delaware law.

      Under Nevada law, a stockholder is entitled to dissent from, and obtain payment for the fair value of his or her shares in the event of the consummation of a plan of merger or plan of exchange in which the corporation is a party and to the extent that the articles of incorporation, bylaws or a resolution of the board of directors provide that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares any corporate action taken pursuant to a vote of the stockholders. As with the DGCL, Nevada law provides an exception to dissenters' rights. Holders of securities (i) listed on a national securities exchange or designated as a national market system security on an interdealer quotation system by the NASD, (ii) held by more than 2,000 stockholders of record, or (iii) who are not required to vote on the plan of merger, are generally not entitled to dissenters' rights, unless (A) the articles of incorporation of the corporation issuing the shares provide otherwise or (B) the holders of the class or series are required to accept anything other than (or a combination of such consideration) cash, owners interest, or cash in lieu of fractional shares and owner's interest in the surviving entity or another entity whose shares were listed on a national exchange, the NASD or held by at least 2,000 holders of record.

      Stockholder Inspection Rights. The DGCL grants any stockholder the right to inspect and to copy for any proper purpose the corporation's stock ledger, a list of its stockholders, and its other records. A proper purpose is one reasonably related to such person's interest as a stockholder. Directors also have the right to examine the corporation's stock ledger, a list of its stockholders and its other records for a purpose reasonably related to their positions as directors.

      Nevada law provides the right to inspect the corporation's financial records for only a shareholder who (i) owns at least 15% of the corporation's issued and outstanding shares, or (ii) has been authorized in writing by the holder(s) of at least 15% of the issued and outstanding shares. To inspect the corporation's stock ledger, the stockholder must have been a stockholder of record for six months prior to demanding inspection.

      Stockholder Derivative Suits. Under both the DGCL and Nevada law, a stockholder may bring a derivative action on behalf of the corporation only if the stockholder was a stockholder of the corporation at the time of the transaction in question or the stockholder acquired the stock thereafter by operation of law.

      Special Meetings of Stockholders. The DGCL permits special meetings of stockholders to be called by the board of directors or by any other person authorized in the certificate of incorporation or bylaws to call a special stockholder meeting. Nevada law does not address the manner in which special meetings of stockholders may be called. The Company Bylaws provide that special meetings of the stockholders may be called by the President or by JAWS Nevada's board of directors, and must be called by the President at the written request of not less than 51% of the issued and outstanding shares of capital stock of the Company. Similarly, the Delaware Bylaws provide that the President or JAWS Delaware's board of directors may call a special meeting of the stockholders, and that the President must call a special meeting of the stockholders if not less than 51% of the issued and outstanding shares of capital stock of JAWS Delaware request in writing.

      Dissolution. Under Nevada law, if a corporation has issued stock, the board of directors must act to recommend dissolution of the corporation to the stockholders of the corporation to effect a dissolution of the corporation. The corporation must notify each stockholder entitled to vote on dissolution and the stockholders entitled to vote thereon must approve the dissolution. Under the DGCL, unless the board of directors of JAWS Delaware approves the proposal to dissolve, the dissolution must be unanimously approved by the written consent of stockholders entitled to vote thereon. Only if the dissolution is initially approved by the board of directors may the dissolution be approved by a majority of the stockholders of JAWS Delaware entitled to vote thereon.

      Interested Director Transactions. Under both Nevada and Delaware law, certain contracts or transactions in which one or more of a corporation's directors has an interest are not void or voidable because of such interest, provided that certain conditions, such as obtaining the required approval and fulfilling the requirements of good faith and full disclosure, are met. With certain minor exceptions, the conditions are similar under Nevada and Delaware law.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES

      The following is a summary of the material U.S. federal income tax consequences of the Merger to JAWS Nevada and its stockholders.

      The Company has received an opinion from Paul, Hastings, Janofsky & Walker LLP to the effect that the Merger will constitute a tax-free reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986 (the "Code"), and that for federal income tax purposes:

      (1) Neither JAWS Nevada nor its stockholders will recognize any gain or loss by reason of the exchange of JAWS Nevada Common Stock for JAWS Delaware Common Stock, or the transfer of assets (subject to liabilities) by JAWS Nevada to JAWS Delaware in connection with the Merger.

      (2) The shares of JAWS Delaware Common Stock issued as a result of the Merger in the hands of a stockholder will have an aggregate basis for computing gain or loss equal to the aggregate basis of shares of JAWS Nevada Common Stock (less that portion, if any, allocable to fractional shares) held by that stockholder immediately prior to the Merger.

      (3) The holding period of the shares of JAWS Delaware Common Stock issued as a result of the Merger in the hands of a stockholder will include the period during which the stockholder held the shares of JAWS Nevada Common Stock prior to the Merger provided the shares of JAWS Nevada Common Stock were held as a capital asset at the effective time of the Merger.

      (4) A stockholder who receives solely cash pursuant to such stockholder's statutory dissenters or appraisal right will be treated as having received such payment in redemption of such stockholder's JAWS Nevada Common Stock, as provided in Section 302(a)(1) of the Code. Each affected stockholder is urged to consult such stockholder's own tax advisor for the effect of such redemption (i.e., exchange or dividend treatment) in light of such stockholder's particular facts and circumstances

      The tax analysis and conclusions stated above are limited to certain U.S. federal income tax consequences of the Merger. Tax consequences to foreign persons may vary depending on the law of the applicable jurisdiction. Each stockholder is urged to consult such stockholder's tax advisor to determine the specific tax consequences of the Merger to such stockholder.

                    PROPOSAL 3: RATIFICATION OF SELECTION OF
                         INDEPENDENT PUBLIC ACCOUNTANTS

      The board of directors of the Company, upon the recommendation of the Audit Committee, has selected the accounting firm of Ernst & Young LLP to serve as independent auditors of the Company for the fiscal year ending December 31, 2000, Ernst & Young LLP has served as the Company's independent auditors since the Company's inception in January 1997 and is considered by management of the Company to be well qualified. The Company has been advised by that firm that neither it nor any member thereof has any financial interest, direct or indirect, in the Company or any of its subsidiaries in any capacity. A representative of Ernst & Young LLP will be present at the Annual Meeting, will be given the opportunity to make a statement if he or she so desires and will be available to respond to appropriate questions.

      Although the Company is not required to submit the ratification of the selection of its independent auditors to a vote of shareholders, the Company's board of directors believes that it is a sound policy to do so. In the event that the majority of the votes cast are against the selection of Ernst & Young LLP, the directors will consider the vote and the reasons therefor in future decisions on the selection of independent auditors.

BOARD RECOMMENDATION

      THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE FOR THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS OF THE COMPANY.


                                  OTHER MATTERS

      The Company's board of directors does not know of any other matters which may come before the meeting. However, if any other matters are properly presented to the meeting, it is the intention of the persons named in the accompanying proxy to vote, or otherwise act, in accordance with their judgment on such matters.

                  All costs of solicitation of proxies will be borne by the Company. In addition to solicitations by mail, the Company's directors, officers and regular employees, without additional remuneration, may solicit proxies by telephone, telegraph, facsimile and personal interviews. Brokers, custodians and fiduciaries will be requested to forward proxy soliciting material to the owners of stock held in their names, and the Company will reimburse them for their reasonable out-of-pocket expenses incurred in connection with the distribution of proxy materials.

DEADLINE FOR SUBMISSION OF STOCKHOLDER PROPOSALS FOR THE 2000 ANNUAL MEETING

                  Proposals of stockholders intended to be presented at the 2001 Annual Meeting of Stockholders must be received by the Company at its principal office in Calgary, Alberta, Canada not later than December 31, 2000 for inclusion in the proxy statement for that meeting.

                                          By Order of the Board of Directors



                                          VIKKI ROBINSON
                                          Secretary


April 28 , 2000



                  THE BOARD OF DIRECTORS OF THE COMPANY ENCOURAGES STOCKHOLDERS TO ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. A PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION WILL BE APPRECIATED. STOCKHOLDERS WHO ATTEND THIS MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.

                                  APPENDIX A-1

                 PROPOSED MINUTES OF 1999 STOCKHOLDERS' MEETING

              MINUTES OF THE ANNUAL GENERAL MEETING OF SHAREHOLDERS
                            OF JAWS TECHNOLOGIES INC.


                                 January 8, 1999


         An Annual General Meeting of Shareholders for JAWS Technologies Inc. was held on Friday, January 8, 1999 at the Eau Claire Room North in the Westin Hotel at 3:00pm.

         Mr. Robert Kubbernus called the meeting to order at 3:15pm Calgary time. Mr. Kubbernus acted as Chairman of the meeting.

                                 OPENING REMARKS

         Mr. Kubbernus called attention to the Order of Business for the meeting and introduced Vikki Robinson as secretary of the meeting, Vera Gmitter as minute-taker of the meeting, Joan Moody and Susan McDonald of Alberta Compliance Services as scrutineers of the meeting and US Stock Transfer as proxy validator and tabulator. Mr. Kubbernus also introduced members of the senior management team who were present, Mr. Mitch Tarr, Mr. Garry Leitch, Ms. Vera Gmitter and Mr. Tej Minhas.

                         INTRODUCTION OF BOARD'S PROXIES

         Mr. Kubbernus introduced himself and Mr. Cameron Chell as the proxies appointed for this meeting by the Board of Directors.

                        INTRODUCTION OF DIRECTOR NOMINEES

         Mr. Kubbernus introduced the members of the Board who were up for re-election. Present were Mr. Robert Kubbernus and Mr. Cameron Chell. Not present were Ms. Julia Johnson and Mr. Arthur Wong.

                               EVIDENCE OF NOTICE

         Ms. Robinson submitted the affidavit of mailing in which notice of the meeting was given to shareholders commencing on December 11, 1998.

                               PROXY REGISTRATION

         Mr. Kubbernus asked if there was anyone at the meeting who was acting as proxy for an absent shareholder and who had not presented evidence of his or her authority. No one at the meeting responded to this question.

                                  QUORUM NOTED

         Mr. Kubbernus stated that the Inspector of Election had certified that a quorum was present and that the meeting may proceed.

                                CHAIRMAN'S SPEECH

         Mr. Kubbernus then delivered a speech regarding the events of 1998. Mr. Kubbernus then opened the floor for questions and discussions. Mr. Kubbernus then moved on to the formal items of business for the meeting.

                               INSPECTOR'S REPORT

         Ms. Robinson announced that the report from US Stock Transfer stated that they had supervised the verification of proxies received by JAWS Technologies Inc. for use at this meeting and had deposited with the secretary all proxies executed by shareholders of record on November 10, 1998. Mr. Kubbernus then asked for a motion to adopt the report, place it on file and insert a copy into the minutes of this meeting. Mr. Cameron Chell moved that the Inspector's report be adopted, placed on file and inserted into the minutes of the meeting. Riaz Mamdani seconded the motion. See Exhibit "D" to these minutes.

                            BALLOT ITEMS / POLLS OPEN

         Mr. Kubbernus declared that the meeting would now address the four items of business as outlined and described in detail in the proxy statement and then declared the polls open.

                              ELECTION OF DIRECTORS

         Ms. Robinson formally placed the board's slate of directors before the meeting. Mr. Mamdani seconded all nominees. Mr. Kubbernus asked if there was any discussion and there was none so he declared the nominations closed.

                         INCREASE THE AUTHORIZED SHARES

         Ms. Robinson declared that the Board of Directors had approved a proposal to increase the authorized shares of the Company and amend the articles of incorporation to reflect such increase. Mr. Mamdani seconded the proposal. Mr. Kubbernus asked if there was any discussion and there was none.

                                STOCK OPTION PLAN

     Mr. Kubbernus declared that it was now in order to consider to approve the Company's 1998 Stock Option Plan but noted that the Plan attached to the proxy material mailed to shareholders contained an error. He also stated that it was the Board of Director's original intent to have a maximum of 20% of the issued and outstanding shares reserved for the granting of stock options and not the 1,400,000 shares stated in the proxy. He then stated that he would like to adjourn this motion until February 4, 1999 in order to have time to change the plan to reflect the Board's original intent. Ms. Robinson then stated that the Board of Director's had approved a proposal to adjourn the motion. Mr. Mamdani seconded the proposal. Mr. Kubbernus asked if there was any discussion and there was none.
                          TRANSACT SUCH OTHER BUSINESS

         Ms. Robinson stated that the Board of Directors had approved a proposal to transact such other business as may properly come before the meeting or any adjournment. Mr. Mamdani seconded the proposal. Mr. Kubbernus asked if there was any discussion and there was none.

                      DISTRIBUTION OF BALLOTS / CLOSE POLLS

         Mr. Kubbernus announced that any shareholder who has not already voted by proxy could vote by ballot at this time. Two shareholders voted by ballot and gave the ballots to Joan Moody from Alberta Compliance Services. There was a short pause for the collection of ballots and Mr. Kubbernus then declared the polls closed.

              REPORT OF INSPECTOR OF ELECTIONS PRELIMINARY RESULTS

         Ms. Robinson read the preliminary results based on the voting of shares represented by valid proxies on file and tabulated that morning to show that the election of the four directors to serve on the board until the next annual general meeting of shareholders had been approved.

         There were not enough votes collected to pass the board's request to increase the authorized shares of the Company and to amend the company's articles of incorporation to reflect such increase, therefore this motion would be adjourned until February 4, 1999 so that the votes could be collected.

         The Board's request to approve the Company's 1998 Stock Option Plan would be adjourned until February 4, 1999 for reasons of an error in the proxy statement.

         The Board's request to transact such other business as may properly come before the meeting or any adjournment had been approved.

         This concluded the report of preliminary voting and that the final results would be announced prior to February 10, 1999.

                                   ADJOURNMENT

         Mr. Kubbernus asked for a motion to adjourn the meeting with respect to items 2 & 3 until February 4, 1999 at 3:00pm at the Westin Hotel. Mr. Cameron Chell moved that the Annual Meeting of Shareholders of 1999 reconvene with items two and three on February 4, 1999 at 3:00pm at the Westin Hotel. Mr. Mamdani seconded the motion. Mr. Kubbernus ordered that it be so.


_______________________________
Secretary

                                  APPENDIX A-2

           PROPOSED MINUTES OF 1999 RECONVENED STOCKHOLDERS' MEETING

                MINUTES OF THE RECONVENED MEETING OF SHAREHOLDERS
                            OF JAWS TECHNOLOGIES INC.

                                February 4, 1999


         A reconvened Meeting of Shareholders for JAWS Technologies Inc. was held on Thursday, February 4, 1999 at the Lakeview Mount Royal Room in the Westin Hotel at 3:00pm.

         Mr. Robert Kubbernus called the meeting to order at 3:11pm Calgary time. Mr. Kubbernus acted as Chairman of the meeting.

                       INTRODUCTION OF THE BOARD'S PROXIES

         Mr. Kubbernus introduced himself and Ms. Vikki Robinson as the proxies appointed for this meeting by the Board of Directors.

                      INTRODUCTION OF INSPECTOR OF ELECTION

         Mr. Kubbernus introduced Joan Moody and Susan McDonald of Alberta Compliance Services as the appointed scrutineers and US Stock Transfer as proxy validator and tabulator.

                               EVIDENCE OF NOTICE

         Ms. Robinson declared that as well as the original notice of mailing to shareholders on December 10, 1998 for the January 8, 1999 meeting that notice was again mailed on January 19, 1999 and submitted an affidavit to that effect.

                                  QUORUM NOTED

         Mr. Kubbernus stated that the Inspector of Election had certified that a quorum was present and that the meeting may proceed.

                               INSPECTOR'S REPORT

         Ms. Robinson announced that the report from US Stock Transfer stated that they had supervised the verification of proxies received by JAWS Technologies Inc. for use at this meeting and had deposited with the Secretary all proxies executed by shareholders of record on November 10, 1998. Mr. Kubbernus then asked for a motion to adopt the report, place it on file and insert a copy into the minutes of this meeting. Ms. Vera Gmitter moved that the Inspector's report be adopted, placed on file and inserted into the minutes of the meeting. Mr. Riaz Mamdani seconded the motion.

                            BALLOT ITEMS / POLLS OPEN

         Mr. Kubbernus declared that the meeting would now address the two item of business and declared the polls open.

                         INCREASE THE AUTHORIZED SHARES

         Ms. Robinson declared that the Board of Directors had approved a proposal to increase the authorized shares of the Company and to amend the Company's Articles of Incorporation to reflect such an increase. Mr. Mamdani seconded the proposal. Mr. Kubbernus asked if there was any discussion and there was none.

                                STOCK OPTION PLAN

         Ms. Robinson declared that the Board of Directors had approved a proposal to approve the Company's 1998 Stock Option Plan as amended in the notice of adjournment. Mr. Mamdani seconded the proposal. Mr. Kubbernus asked if there was any discussion and there was none.

                                   CLOSE POLLS

         Mr. Kubbernus declared the polls closed.

              REPORT OF INSPECTOR OF ELECTIONS PRELIMINARY RESULTS

         Ms. Robinson read the preliminary results based on the voting of shares represented by valid proxies on file and tabulated that morning to show that the board's request to increase the Company's authorized shares and to amend the Company's Articles of Incorporation to reflect such increase had passed.

         The Board's request to approve the Company's 1998 Stock Option Plan as amended in the notice of adjournment had been passed.

         This concluded the report of preliminary voting and that the final results would be announced prior to March 5, 1999.

                                     CLOSING

         Mr. Kubbernus asked for a motion to close the adjourned meeting of shareholders of 1999. Ms. Vera Gmitter moved that the adjourned annual meeting of shareholders of 1999 be closed. Mr. Mamdani seconded the motion. Mr. Kubbernus ordered that it be so.




_________________________________
Secretary

                                   APPENDIX B

                            FORM OF MERGER AGREEMENT


                          AGREEMENT AND PLAN OF MERGER

                                       OF

                             JAWS TECHNOLOGIES, INC.
                             (A NEVADA CORPORATION)

                                  WITH AND INTO

                             JAWS TECHNOLOGIES, INC.
                            (A DELAWARE CORPORATION)


         This AGREEMENT AND PLAN OF MERGER (this "Agreement") is made and entered into as of April __, 2000 between JAWS TECHNOLOGIES, INC., a Nevada corporation ("JAWS Nevada"), and, JAWS TECHNOLOGIES, INC., a Delaware corporation ("JAWS Delaware").

                                    RECITALS

         WHEREAS, JAWS Nevada is a corporation duly organized and existing under the laws of the State of Nevada;

         WHEREAS, JAWS Delaware is a corporation duly organized and existing under the laws of the State of Delaware; and

         WHEREAS, the Board of Directors of each of JAWS Nevada and JAWS Delaware deem it desirable to merge JAWS Nevada with and into JAWS Delaware so that JAWS Delaware is the surviving corporation on the terms provided herein (the "Merger").

         NOW, THEREFORE, in consideration of the mutual agreements contained herein and other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I

                                     MERGER

         1.1 THE MERGER. Upon the Effective Date (as defined in Section 1.5) and subject to and upon the terms of conditions provided in this Agreement and the applicable provisions of the General Corporation Law of the State of Delaware (the "DGCL") and the General Corporation Law of the State of Nevada (the "NGCL"), JAWS Nevada will merge with and into JAWS Delaware, the separate corporate existence of JAWS Nevada shall cease, and JAWS Delaware shall be the surviving corporation. JAWS Delaware is hereinafter sometimes referred to as the "Surviving Corporation."


         1.2 CONSTITUENT CORPORATIONS. The name, address, jurisdiction of organization and governing law of each of the constituent corporations is as follows:

             (a) JAWS Technologies, Inc., a corporation organized under and governed by the laws of the State of Nevada with an address at 1013 17th Avenue S.W., Calgary, Alberta, Canada T2T 0A7; and

             (b) JAWS Technologies, Inc., a corporation organized under and governed by the laws of the State of Delaware with an address at 1013 17th Avenue S.W., Calgary, Alberta, Canada T2T 0A7.

         1.3 SURVIVING CORPORATION. JAWS Technologies, Inc., a corporation organized under the laws of the State of Delaware, shall be the surviving corporation.

         1.4 ADDRESS OF PRINCIPAL OFFICE OF SURVIVING CORPORATION. The address of the principal office of JAWS Delaware as the Surviving Corporation shall be 1013 17th Avenue Southwest, Calgary, Alberta, Canada T2T 0A7.

         1.5 CLOSING: EFFECTIVE DATE. The Merger shall be effective (the "Effective Date"), on the date upon which the last of the following shall have been completed:

             (a) This Agreement and the Merger shall have been adopted and recommended to the stockholders of JAWS Nevada by the board of directors of JAWS Nevada and approved by a majority voting power of JAWS Nevada, in accordance with the requirements of the DGCL and the NGCL;

             (b) This Agreement and the Merger shall have been adopted and approved by the the board of directors of JAWS Delaware in accordance with the requirements of the DGCL;

             (c) No vote of the stockholders of JAWS Delaware shall be necessary to approve this Agreement and authorize the Merger because no shares of JAWS Delaware shall have been issued prior to the adoption by the board of directors of JAWS Delaware of the resolution approving this Agreement;

             (d) The effective date of the Merger as stated in the executed Articles of Merger filed with the Secretary of State of the State of Nevada; and

             (e) An executed Certificate of Merger or an executed counterpart of this Agreement meeting the requirements of the DGCL shall have been filed with the Secretary of State of the State of Delaware.

         1.6 EFFECT OF THE MERGER. The effect of the Merger shall be as provided in this Agreement, the Certificate of Merger, and the applicable provisions of the DGCL and the NGCL. Without limiting the foregoing, on the Effective Date, all the property, rights, privileges, powers and franchises of JAWS Nevada shall vest in JAWS Delaware, as the Surviving Corporation, and all debts, liabilities and duties of JAWS Nevada shall become the debts, liabilities and duties of JAWS Delaware, as the Surviving Corporation.

         1.7 CERTIFICATE OF INCORPORATION; BYLAWS.

             (a) From and after the Effective Date, the Certificate of Incorporation of JAWS Delaware as in effect immediately prior to the Effective Date, shall be the Certificate of Incorporation of the Surviving Corporation.

             (b) From and after the Effective Date, the Bylaws of JAWS Delaware as in effect immediately prior to the Effective Date, shall be the Bylaws of the Surviving Corporation.

         1.8 DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION. From and after the Effective Date, the directors or officers of JAWS Delaware serving as directors or officers of JAWS Delaware immediately prior to the Effective Date, shall be the directors and officers of the Surviving Corporation.

                                   ARTICLE II

                              CONVERSION OF SHARES

         2.1 CONVERSION OF STOCK. Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of JAWS Nevada, each share of common stock of JAWS Nevada, par value $0.001 per share ("Company Common Stock"), issued and outstanding immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Common Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Common Stock"), and the sole share of Special Series A Preferred Stock of JAWS Nevada, par value $0.001 per share ("Company Preferred Stock"), issued and outstanding immediately prior to the Effective Date shall be converted into one (1) fully paid and nonassessable share of Special Series A Preferred Stock, par value $0.001 per share, of the Surviving Corporation ("Delaware Preferred Stock"). Upon the Effective Date, by virtue of the Merger and without any action on the part of the holders of any outstanding shares of capital stock or other securities of JAWS Nevada, each certificate which, immediately prior to the Effective Date represented a share or shares of Company Common Stock or the share of Company Preferred Stock shall represent an equivalent number of shares of Delaware Common Stock or Delaware Preferred Stock, as applicable.

         2.2 DELAWARE COMMON STOCK. Upon the Effective Date, each share of Delaware Common Stock or Delaware Preferred Stock issued and outstanding immediately prior to the Merger, if any, shall, by virtue of the Merger and without any action by the holder thereof or JAWS Delaware, cease to be outstanding, and shall be canceled and returned to the status of authorized but unissued shares and any holder of certificates which immediately prior to the Effective Date represented such shares of Delaware Common Stock or Delaware Preferred Stock shall thereafter cease to have any rights with respect to such shares.

         2.3 JAWS NEVADA EMPLOYEE PLANS AND OPTIONS.

         (a) Upon the Effective Date, each outstanding and unexercised option or other right to purchase or security convertible into Company Common Stock shall become an option or right to purchase or a security convertible into Delaware Common Stock on the basis of one share of Delaware Common Stock for each share of Company Common Stock issuable pursuant to such option, stock purchase right or convertible security, on the same terms and conditions and at an exercise price per share equal to the exercise price applicable to any such JAWS Nevada option, stock purchase right or convertible security on the Effective Date. There are no options or stock purchase rights for or securities convertible into the preferred stock of JAWS Nevada, par value $0.001 per share.

         (b) A number of Delaware Common Stock shall be reserved for issuance upon the exercise of options, stock purchase rights and convertible securities equal to the number of shares of Company Common Stock so reserved immediately prior to the Effective Date.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

         3.1 REPRESENTATIONS AND WARRANTIES OF JAWS NEVADA. JAWS Nevada hereby covenants and agrees that it:

             (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

             (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

             (c) Is not in violation of any provisions of its articles of incorporation or bylaws; and

             (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming the approval of this Agreement by the stockholders of JAWS Nevada in accordance with the NGCL, consummate the Merger and the other transactions contemplated by this Agreement.

         3.2 REPRESENTATIONS AND WARRANTIES OF JAWS DELAWARE. JAWS Delaware hereby covenants and agrees that it:

             (a) Is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all the requisite power and authority to own, lease and operate its properties and assets and to carry on its business as it is now being conducted;

             (b) Is duly qualified to do business as a foreign person, and is in good standing, in each jurisdiction where the character of its properties or the nature of its activities make such qualification necessary;

             (c) Is not in violation of any provisions of its certificate of incorporation or bylaws; and

             (d) Has full corporate power and authority to execute and deliver this Agreement and, assuming, prior to the issuance of shares of stock of JAWS Delaware, the approval of the board of directors of JAWS Delaware in accordance with the DGCL, consummate the Merger and the other transactions contemplated by this Agreement.

                                   ARTICLE IV

                                   TERMINATION

         4.1 TERMINATION. At any time prior to the Effective Date, this Agreement may be terminated and the Merger abandoned for any reason whatsoever by the Board of Directors of either JAWS Nevada or JAWS Delaware, or both of them, notwithstanding the approval of this Agreement and the Merger by a majority of the voting power of JAWS Nevada.

                                    ARTICLE V

                               FURTHER ASSURANCES

         5.1 FURTHER ASSURANCES AS TO JAWS NEVADA. From time to time, as and when required by JAWS Delaware or by its successors or assigns, there shall be executed and delivered on behalf of JAWS Nevada such deeds and other instruments, and there shall be taken or caused to be taken by JAWS Delaware such further and other actions as shall be appropriate or necessary in order to vest or perfect in or conform of record or otherwise by JAWS Delaware the title to and possession of all the property, interests, assets, rights, privileges, immunities, powers, franchises and authority of JAWS Nevada and otherwise to carry out the purposes of this Agreement, the officers and directors of JAWS Delaware are fully authorized in the name and on behalf of JAWS Nevada or otherwise to take any and all such action and to execute and deliver any and all such deeds and other instruments.

                                   ARTICLE VI

                                  MISCELLANEOUS


         6.1 AMENDMENT. Subject to applicable law, at any time prior to the Effective Date, this Agreement may be amended, modified or supplemented only by the written agreement of JAWS Nevada and JAWS Delaware.

         6.2 ASSIGNMENT; THIRD PARTY BENEFICIARIES. Neither this Agreement, nor any right, interest or obligation hereunder shall be assigned by any of the parties hereto without the prior written consent of the other parties. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. This Agreement is not intended to confer any rights or benefits upon any person other than the parties hereto.

         6.3 REGISTERED OFFICE. The registered office of the Surviving Corporation in the State of Delaware shall be One Rodney Square, 10th Floor, 10th and King Streets, in the City of Wilmington, County of New Castle, 19801 and RL&F Service Corp. shall be the registered agent of the Surviving Corporation at such address.

         6.4 EXECUTED AGREEMENT. Executed copies of this Agreement will be on file at the principal place of business of the Surviving Corporation at JAWS Delaware at 1013 17th Avenue Southwest, Calgary, Alberta, Canada T2T 0A7, and copies of this Agreement will be furnished to any stockholder of any of the parties hereto, upon request and without cost.

         6.5 GOVERNING LAW. This Agreement shall in all respects be interpreted by, and construed, interpreted and enforced in accordance with and pursuant to the laws of the State of Delaware and, so far as applicable, by the provisions of the NGCL.

         6.6 COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         6.7 ENTIRE AGREEMENT; MODIFICATION. This Agreement and the documents referred to herein are intended by the parties as a final expression of their agreement with respect to the subject matter hereof, and are intended as a complete and exclusive statement of the terms and conditions of that agreement, and there are not other agreements or understandings, written or oral, among the parties, relating to the subject matter hereof. This Agreement supercedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter hereof.


                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, have duly executed this Agreement as of the date first stated above.


                                            JAWS TECHNOLOGIES, INC.
                                            (A Nevada corporation)


                                            By:_________________________________
                                            Name:
                                            Title:



                                            JAWS TECHNOLOGIES, INC.
                                            (A Delaware corporation)


                                            By:_________________________________
                                            Name:  Tej Minhas
                                            Title:  President

                               CERTIFICATE OF THE

                                  SECRETARY OF

                             JAWS TECHNOLOGIES, INC.

         The undersigned, ___________________, Secretary of JAWS Technologies, Inc., a Delaware corporation (the "Company") HEREBY CERTIFIED that the foregoing Agreement and Plan of Merger (the "Merger Agreement") of JAWS Technologies, Inc. (a Nevada corporation) with and into JAWS Technologies, Inc. (a Delaware corporation), dated as of April __, 2000, was adopted pursuant to Section 251(f) of the General Corporation Law of the State of Delaware and that no shares of capital stock of JAWS Technologies, Inc., a Delaware corporation ("JAWS Delaware") were issued prior to the adoption by the board of directors of JAWS Delaware of the resolution approving the Merger Agreement.

         IN WITNESS WHEREOF, the undersigned has executed this Certificate this ___ day of April, 2000.


                                                   _____________________________
                                                   Name:
                                                   Office: Secretary

                                   APPENDIX C

                  FORM OF DELAWARE CERTIFICATE OF INCORPORATION


                          CERTIFICATE OF INCORPORATION
                                       OF
                             JAWS TECHNOLOGIES, INC.

         I, the undersigned, for the purposes of incorporating and organizing a corporation under the General Corporation Law of the State of Delaware, do execute this Certificate of Incorporation and do hereby certify as follows:

         FIRST. The name of the corporation is JAWS Technologies, Inc.

         SECOND. The address of the corporation's registered office in the State of Delaware is The Corporation Trust Company, 1209 Orange Street, in the City of Wilmington, County of New Castle, 19801. The name of its registered agent at such address is RL&F Service Corp.

         THIRD. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of the State of Delaware.

         FOURTH. The total number of shares of stock which the corporation shall have authority to issue is 100,000,000 shares, divided into 95,000,000 shares of common stock, par value $0.001 per share (the "Common Stock") and 5,000,000 shares of preferred stock, par value $0.001 per share (the "Preferred Stock").

         A. Common Stock.

             (1) Voting. Except as may otherwise be provided in this Certificate of Incorporation (including any certificate filed with the Secretary of State of the State of Delaware establishing the terms of a series of Preferred Stock in accordance with Section B of this Article FOURTH) or by applicable law, each holder of Common Stock, as such, shall be entitled to one (1) vote for each share of Common Stock held of record by such holder on all matters on which stockholders generally are entitled to vote, and no holder of any series of Preferred Stock, as such, shall be entitled to any voting powers in respect thereof.

             (2) Dividends. Subject to applicable law and the rights, if any, of the holders of any outstanding series of Preferred Stock, dividends may be declared and paid on the Common Stock at such times and in such amounts as the Board of Directors in its discretion shall determine.

             (3) Liquidation. Upon the dissolution, liquidation or winding up of the corporation, subject to the rights, if any, of the holders of any outstanding series of Preferred Stock, the holders of the Common Stock shall be entitled to receive the assets of the corporation available for distribution to its stockholders ratably in proportion to the number of shares held by them.

         B. Preferred Stock. The Board of Directors of the corporation is hereby expressly authorized, by resolution or resolutions thereof, to provide, out of the unissued shares of Preferred Stock, for series of Preferred Stock and, with respect to each such series, to fix the number of shares constituting such series and the designation of such series, the voting powers (if any) of the shares of such series, and the preferences and relative, participating, optional or other special rights, if any, and any qualifications, limitations or restrictions thereof, of the shares of such series. The voting powers, preferences and relative, participating, optional and other special rights of each series of Preferred Stock, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding.

         C. Special Series A Preferred Stock.

             (1) Designation and Amount. A series of Preferred Stock consisting of one (1) share of such stock, is hereby designated as "Special Series A Preferred Voting Stock."

             (2) Voting. The holder of the outstanding share of Special Series A Preferred Voting Stock shall be entitled to cost at any relevant date to the number of votes (including for purposes of determining the presence of a quorum) determined in accordance with the terms and conditions of each of the following:

                  (i) the rights, privileges, restrictions and conditions attached to the Exchangeable Shares in the capital of Jaws Acquisition Corp. ("JAC"), a corporation incorporated under the laws of the Province of Alberta;

                  (ii) the Support Agreement dated effective November 30, 1999 between the corporation and JAC, as the same may from time to time be amended; and

                  (iii) the Voting and Exchange Trust Agreement dated effective November 30, 1999 among the corporation, JAC and the Montreal Trust Company of Canada, as the same may from time to time be amended.

on all matters presented to the holders of Common Stock of the corporation, with the Special Series A Preferred Voting Stock and Common Stock voting together as a single class. Except as provided herein, the Special Series A Preferred Voting Stock shall have no other voting rights except as required by law.

             (3) Dividend. Except as otherwise prohibited by law, no dividend shall be paid to the holder of Special Series A Preferred Voting Stock. (Section) 170 Board Discretion in Del. "except as otherwise provided by the Board" or similar.

             (4) Liquidation. The share of Special Series A Preferred Voting Stock shall be entitled to $0.001 on liquidation dissolution or winding up of the corporation, whether voluntary or involuntary, in preference to any shares of Common Stock of the corporation, but only after the liquidation preference of any other shares of Preferred Stock of the corporation has been paid in full.

             (5) Exchange; Redemption and Other Rights. The Special Series A Preferred Voting Stock is not convertible into any other class or series of the capital stock of the corporation or into cash, property or other rights, and may not be redeemed, except pursuant to the last sentence of this Section C(5). The share of Special Series A Preferred Voting Stock purchased or otherwise acquired by the corporation shall be deemed retired and shall be canceled and may not thereafter be reissued or otherwise disposed of by the corporation. In addition to any vote required by law, for so long as any Exchangeable Shares in the capital of JAC shall be outstanding, the number of shares comprising the Special Series A Preferred Voting Stock shall not be increased or decreased and no other term of the Special Series A Preferred Voting Stock shall be amended, except upon the affirmative vote of the holder of the outstanding share of Special Series A Preferred Voting Stock. At such time as no Exchangeable Shares in the capital of JAC shall be outstanding, the Special Series A Preferred Voting Stock shall automatically be redeemed, with $0.001 preference due and payable upon such redemption.

             (6) Restriction; Amendment. So long as the share of Special Series A Preferred Voting Stock is outstanding, the corporation shall (a) fully comply with all terms of the Exchangeable Shares in the capital of JAC and with all contractual obligations of the corporation associated with such Exchangeable Shares and (b) not amend, alter, change or repeal this Section C(6) except upon the written approval of the holder of the outstanding share of Special Series A Preferred Voting Stock.

         FIFTH. The incorporator of the corporation is Caterina McCellan, whose mailing address is c/o Paul, Hastings Janofsky & Walker LLP, 399 Park Avenue, New York, New York 10022.

         SIXTH. Unless and except to the extent that the Bylaws of the corporation shall so require, the election of directors of the corporation need not be by written ballot.

         SEVENTH. In furtherance and not in limitation of the powers conferred by the laws of the State of Delaware, the Board of Directors of the corporation is expressly authorized to make, alter and repeal the Bylaws of the corporation, subject to the power of the stockholders of the corporation to alter or repeal any Bylaw whether adopted by them or otherwise.

         EIGHTH. A director of the corporation shall not be liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except to the extent such exemption from liability or limitation thereof is not permitted under the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended. Any amendment, modification or repeal of the foregoing sentence shall not adversely affect any right or protection of a director of the corporation hereunder in respect of any act or omission occurring prior to the time of such amendment, modification or repeal.

         NINTH. The corporation reserves the right at any time, and from time to time, to amend, alter, change or repeal any provision contained in this Certificate of Incorporation, and other provisions authorized by the laws of the State of Delaware at the time in force may be added or inserted, in the manner now or hereafter prescribed by law; and all rights, preferences and privileges of whatsoever nature conferred upon stockholders, directors or any other persons whomsoever by and pursuant to this Certificate of Incorporation in its present form or as hereafter amended are granted subject to the rights reserved in this article.

         The undersigned incorporator hereby acknowledges that the foregoing certificate of incorporation is his act and deed on this the ___ day of April, 2000.


                                            ____________________________________
                                            Caterina McCellan
                                            Incorporator

                                   APPENDIX D

                             FORM OF DELAWARE BYLAWS


                                    BYLAWS OF

                             JAWS TECHNOLOGIES, INC.


                                    ARTICLE I

                                  STOCKHOLDERS

         Section 1.01 Annual Meeting. If required by applicable law, the annual meeting of the stockholders shall be held for the election of directors at such date, place (either within or without the State of Delaware) and time as shall be designated by resolution of the Board of Directors. Any other business may be transacted at the annual meeting. If the Board of Directors shall fail to designate an annual meeting of the stockholders as set forth above, the annual meeting of the stockholders of the corporation shall be held during the month of November or December of each year as determined by the Board of Directors. If the election of the directors is not held on the day designated herein for any annual meeting of the stockholders, or at any adjournment thereof, the Board of Directors shall cause the election to be held as soon thereafter as is convenient.

         Section 1.02 Special Meetings. Special meetings of the stockholders for any purpose or purposes may be called by the President or the Board of Directors and shall be called by the President at the written request of the holders of not less than 51% of the issued and outstanding shares of capital stock of the corporation. All business lawfully to be transacted by the stockholders may be transacted at any special meeting at any adjournment thereof. However, no business shall be acted upon at a special meeting, except that referred to in the notice of the special meeting, unless all of the outstanding capital stock of the corporation is represented either in person or by proxy. Where all of the capital stock is represented at a special meeting, any lawful business may be transacted and the meeting shall be valid for all purposes.

         Section 1.03 Place of Meetings. Any meeting of the stockholders of the corporation may be held at its principal office in the State of Delaware or such other place within or without of the State of Delaware as the Board of Directors may designate.

         Section 1.04 Notice of Meetings. Whenever stockholders are required or permitted to take any action at a meeting, the secretary shall give to all stockholders entitled to vote at such meeting, written notice, or other form of notice permitted by applicable law, of such meeting not less than ten (10) days, nor more than sixty (60) days, before the date of such meeting unless otherwise provided by applicable law; which notice shall stated the place, date and time of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Except as otherwise provided herein, the notice shall be in writing (or other form of notice permitted by applicable law) and delivered personally or mailed to the stockholders at their addresses appearing on the books of the corporation. If mailed, the giving of such notice shall be deemed delivered the date the same is deposited in the United States mail, postage prepaid, directed to the stockholder at his address as appears on the records of the corporation.

         Section 1.05 Waiver of Notice. Any written waiver of notice, signed by the stockholder entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a stockholder at a meeting shall constitute a waiver of notice of such meeting, except when the stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at nor the purpose of any annual or special meeting of the stockholders need be specified in any written waiver of notice.

         Section 1.06 Fixing Date for Determination of Stockholders of Record. In order that the corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which record date: (1) in the case of determination of stockholders entitled to vote at any meeting of stockholders or adjournment thereof, shall, unless otherwise required by law, not be more than sixty (60) nor less than ten (10) days before the date of such meeting; (2) in the case of determination of stockholders entitled to express consent to corporate action in writing without a meeting, shall not be more than ten (10) days from the date upon which the resolution fixing the record date is adopted by the Board of Directors; and (3) in the case of any other action, shall not be more than sixty
(60) days prior to such other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action of the Board of Directors is required by law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the corporation in accordance with applicable law, or, if prior action by the Board of Directors is required by law, shall be at the close of business on the day on which the Board of Directors adopts the resolution taking such prior action; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board of Directors adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board of Directors may fix a new record date for the adjourned meeting.

         Section 1.07 Quorum; Adjourned Meetings.

                  (a) Except as otherwise provided by law, the Certificate of Incorporation or these Bylaws, at any meeting of the stockholders, the presence in person or by proxy of the holders of a majority in voting power of the outstanding shares of capital stock entitled to the vote at the meeting, shall constitute a quorum.

                  (b) In the absence of a quorum, the holders of a majority of the voting power of the outstanding shares of capital stock entitled to vote at the meeting so represented and entitled to vote may adjourn the meeting from time to time until holders of the amount of stock required to constitute a quorum shall be in attendance. At any such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted as originally called. When a stockholders' meeting is adjourned to another time or place, notice need not be given of the adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken, unless the adjournment is for more than thirty (30) days or if after adjournment a new record date is set, in which event notice thereof shall be given to each stockholder of record entitled to vote at the meeting.

         Section 1.08 Voting.

                  (a) Except as otherwise provided by or pursuant to the Certificate of Incorporation, each stockholder entitled to vote at a meeting of stockholders, such stockholders's duly authorized proxy or attorney-in-fact shall be entitled to one (1) vote for each share of capital stock held by such stockholder.

                  (b) If a quorum is present, the affirmative vote of holders of a majority in voting power of the outstanding shares of capital stock of the Corporation present at the meeting and entitled to vote on any matter shall be the act of the stockholders, unless a vote of greater number or voting by classes is required by applicable laws, the rules or regulations of any stock exchange applicable to the corporation, the Certificate of Incorporation and these Bylaws.

                  (c) The corporation shall be entitled to treat the person in whose name any share of its stock is registered as the owner thereof for all purposes and shall not be bound to recognize any equitable or other claim to, or interest in, such share on the part of any other person, whether or not the corporation shall have notice thereof, except as expressly provided by applicable law.

         Section 1.09 Proxies. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to a corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy. No proxy shall be valid after the expiration of three (3) years from the date of execution thereof, unless the proxy provides for a longer period. A proxy shall be irrevocable if the proxy states that it is irrevocable and is coupled with an interest sufficient to support an irrevocable power. Revocation of a proxy that is not irrevocable may be effected by attending the meeting and voting in person or by filing an instrument revoking the same or by delivering a duly-executed proxy bearing a later date to the Secretary of the corporation.

                  Section 1.10 Order of Business. At the annual stockholders meeting, the regular order of business shall be as follows.

                           (a) Determination of stockholders present and existence of quorum;

                           (b) Reading and approval of the minutes of the previous meeting or meetings;

                           (c) Reports of the Board of Directors, the President, Treasurer and Secretary of the corporation, in the order named;

                           (d) Reports of committees;

                           (e) Election of directors;

                           (f) Unfinished business;

                           (g) New business;

                           (h) Adjournment.

         Section 1.11 Action Without Meeting. Unless otherwise provided in the Certificate of Incorporation, any action required or permitted to be taken at any annual or special meeting of stockholders may be taken without a meeting, without prior notice and without a vote, if consented to in writing by the holders of a majority of the shares entitled to vote or such greater proportion as may be required by applicable law, the Certificate of Incorporation, or these Bylaws. Such consents shall be delivered to the corporation by delivery to its registered office in the State of Delaware, its principal place of business, or an officer or agent of the corporation having custody of the book in which minutes of proceedings of stockholders are recorded. Delivery made to the corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall, to the extent required by law, be given to those stockholders who have not consented in writing and who, if the action had been taken at a meeting, would have been entitled to notice of the meeting if the record date for such meeting had been the date that written consents signed by a sufficient number of holders to take the action were delivered to the corporation.

         Section 1.12 List of Stockholders Entitled to Vote. The Secretary shall prepare and make, at least ten (10) days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, as required by applicable law. Except as otherwise provided by law, the stock ledger shall be the only evidence as to who are the stockholders entitled to examine the stock ledger, the list of stockholders or the books of the corporation, or to vote in person or by proxy at any meeting of stockholders.

                                   ARTICLE II

                                    DIRECTORS

         Section 2.01 Number, Tenure and Qualifications. Except as otherwise provided herein, the Board of Directors of the corporation shall consist of at least one (1) but no more than nine (9) persons, the number thereof to be determined from time to time by resolution of the Board of Directors. Directors shall be elected at the annual meeting of the stockholders of the corporation and who shall hold office for one (1) year or until their successors are elected and qualify subject to a director's earlier death, resignation, disqualification or removal.

         Section 2.02 Resignation. Any director may resign at any time upon giving written notice to the corporation. If the Board of Directors accepts the resignation of a director tendered to take effect at a future date, the Board of Directors shall elect a successor to fill such vacancy when the resignation becomes effective.

         Section 2.03 Reduction in Number. No reduction of the number or directors shall have the effect of removing any director prior to the expiration of his term of office.

         Section 2.04 Removal. Any director of the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the voting power of the outstanding shares of capital stock then entitled to vote at an election of directors.

         Section 2.05 Vacancies.

                  (a) Unless otherwise provided by law or the Certificate of Incorporation, a vacancy in the Board of Directors because of death, resignation, removal, change in number of directors, or otherwise may be filled by the stockholders at any regular or special meeting or any adjourned meeting thereof, or by the remaining director(s) by the affirmative vote of a majority thereof, although less than a quorum, or by a sole remaining director. Each successor so elected shall hold office until the next annual meeting of stockholders or until a successor shall have been duly-elected and qualified.

                  (b) If, at the time of the filing of any vacancy or newly created directorship, the directors then in office shall constitute less than a majority of the whole board, the Court of Chancery of the State of Delaware may, upon application of stockholder(s) holding at least 10% of the total shares at the time outstanding and entitled to vote for such directors, summarily order an election to be held to fill any such vacancies, or to replace any directors chosen by the directors then in office as provided above.

         Section 2.06 Regular Meetings. Immediately following the adjournment of, and at the same place as, the annual meeting of the stockholders, the Board of Directors, including directors newly elected, shall hold its annual meeting without notice, other than this provision, to elect officers of the corporation and to transact such further business as may be necessary or appropriate. The Board of Directors may provide by resolution the place, (within or without the State of Delaware), date and hour for holding additional regular meetings.

         Section 2.07 Special Meetings. Special meetings of the Board of Directors may be called by the Chairman and shall be called by the Chairman upon the request of any two (2) directors or the President of the corporation.

         Section 2.08 Place of Meetings. Any meeting of the directors of the corporation may be held at its principal office, or at such other place within or without of the State of Delaware as the Board of Directors may designate.

         Section 2.09 Notice of Meetings. Except as otherwise provided in
Section 2.06, the Chairman shall deliver to all directors written notice (or any other form of notice permitted by applicable law) of any special meeting, at least three (3) days before the date of such meeting, by delivery of such notice personally or mailing such notice first class mail, or by telegram, telecopier, telephone or other means of electronic transmission. If mailed, the notice shall be deemed delivered two (2) business days following the date the same is deposited in the United States mail, postage prepaid. Any director may waive notice of any meeting in writing, and the attendance of a director at a meeting shall constitute a waiver of notice of such meeting, unless such attendance is for the express purpose of objecting, at the beginning of the meeting, to the transaction or business threat because the meeting is not properly called or convened. Neither the business to be transacted at, nor the purpose of any regular or special meeting of directors need be specified in any written waiver of notice.

         Section 2.10 Quorum: Adjourned Meetings.

                  (a) At all meetings of the Board of Directors, a majority of the whole Board of Directors shall constitute a quorum for the transaction of business.

                  (b) At any meeting of the Board of Directors where a quorum is not present, a majority of those present may adjourn the meeting, from time to time, until a quorum is present, and no notice of such adjournment shall be required.

         At any adjourned meeting where a quorum is present, any business may be transacted which could have been transacted at the meeting originally called.

         Section 2.11 Action Without Meeting. Unless otherwise restricted by the Certificate of Incorporation or these Bylaws, any action required or permitted to be taken at any meeting of the Board of Directors or any committee thereof may be taken without a meeting if a written consent thereto is signed by all of the members of the Board of Directors or of such committee. Such written consent or consents shall be filed with the minutes of the proceedings of the Board of Directors or committee. Such action by written consent shall have the same force and effect as the unanimous vote of the Board of Directors or committee.

         Section 2.12 Telephonic Meetings. Meetings of the Board of Directors or any committee thereof may be held through the use of a conference telephone or similar communications equipment so long as all members participating in such meeting can hear one another at the time of such meeting. Participation in such a meeting constitutes presence in person at such meeting.

         Section 2.13 Board Decisions. Except where applicable, the Certificate of Incorporation or these Bylaws otherwise provide, the affirmative vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board of Directors.

         Section 2.14 Powers and Duties.

                  (a) Except as otherwise provided by the Certificate of Incorporation or applicable law, the Board of Directors is invested with the authority to manage and direct the affairs of the corporation.

                  (b) The Board of Directors may designate one or more committees, each committee to consist of one or more of the directors of the corporation. The Board of Directors may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of the committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the Board of Directors to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent permitted by law and to the extent provided in the resolution of the Board of Directors, shall have and may exercise all the powers and authority of the Board of Directors in the management of the business and affairs of the corporation, and may authorize the seal of the corporation to be affixed to all papers which may require it.

         Section 2.15 Compensation. The directors shall be allowed and paid all necessary expenses incurred in attending any meetings of the board.

         Section 2.16 Order of Business. The order of business at any meeting of the Board of Directors shall be as follows:

                  (a) Determination of members present and existence of quorum;

                  (b) Reading and approval of the minutes of any previous
                      meeting or meetings;

                  (c) Reports of officers and committeemen;

                  (d) Election of officers;

                  (e) Unfinished business;

                  (f) New business;

                  (g) Adjournment.

                                   ARTICLE III

                                    OFFICERS

         Section 3.01 Election. The Board of Directors, at its first meeting following the annual meeting of stockholders, shall elect a President, a Secretary and a Treasurer to hold office for one (1) year next coming and until their successors are elected and qualified or until their earlier resignation or renewal. Any person may hold two or more offices. The Board of Directors may, from time to time, by resolution, appoint one or more Vice Presidents, Assistant Secretaries, Assistant Treasurers and transfer agents of the corporation as it may deem advisable and prescribe their duties; and fix their compensation.

         Section 3.02 Removal; Resignation. Any officer or agent elected or appointed by the Board of Directors may be removed by the Board of Directors whenever, in its judgment, the best interest of the corporation would be served thereby. Any officer may resign at any time upon written notice to the corporation without prejudice to the rights, if any, of the corporation under any contract to which the resigning officer is a party.

         Section 3.03 Vacancies. Any vacancy in any office because of death, resignation, removal, or otherwise may be filled by the Board of Directors for the unexpired portion of the term of such office.

         Section 3.04 President. The President shall be the general manager and executive officer of the corporation, subject to the supervision and control of the Board of Directors, and shall direct the corporate affairs, with full power to execute all resolutions and orders of the Board of Directors not especially entrusted to some other officer of the corporation. The President shall preside at all meetings of the stockholders and shall sign the certificates of stock issued by the corporation, and shall perform such other duties as shall be prescribed by the Board of Directors. Unless otherwise ordered by the Board of Directors, the President shall have full power and authority on behalf of the corporation to attend and to act and to vote at any meetings of the stockholders of any corporation in which the corporation may hold stock and, at any such meetings, shall possess and may exercise any and all rights and powers incident to the ownership of such stock. The Board of Directors, by resolution from time to time, may confer like powers on any person or persons in place of the President to represent the corporation for these purposes.

         Section 3.05 Vice President. The Board of Directors may elect one or more Vice Presidents who shall be vested with all the powers and perform all the duties of the President whenever the President is absent or unable to act, including the signing of the certificates of stock issued by the corporation, and the Vice President shall perform such other duties as shall be prescribed by the Board of Directors.

         Section 3.06 Secretary. The Secretary shall have the duty to record the proceedings of the meetings of stockholders or directors and shall keep the minutes of all meetings of the stockholders and the Board of Directors in books provided for that purpose. The Secretary shall attend to the giving and service of all notices of the corporation, may sign with the President in the name of the corporation all contracts authorized by the Board of Directors or appropriate committee, shall have the custody of the corporate seal, shall sign the certificates of stock issued by the corporation, shall have charge of stock certificate books, transfer books and stock ledgers, and such other books and papers as the Board of Directors or appropriate committee may direct, and shall, in general perform all duties incident to the office of the Secretary. All corporate books kept by the Secretary shall be open for examination by any director for a purpose reasonably related to the director's position as a director.

         Section 3.07 Assistant Secretary. The Board of Directors may appoint an Assistant Secretary who shall have such powers and perform such duties as may be prescribed for him or her by the Board of Directors.

         Section 3.08 Treasurer. The Treasurer shall be the chief financial officer of the corporation, subject to the supervision and control of the Board of Directors, and shall have custody of all the funds and securities of the corporation. When necessary or proper, the Treasurer shall endorse on behalf of the corporation for collection checks, notes and other obligations, and shall deposit all monies to the credit of the corporation in such bank or banks or other depository as the Board of Directors may designate, and shall sign all receipts and vouchers for payments made by the corporation. Unless otherwise specified by the Board of Directors, the Treasurer shall sign with the President all bills of exchange and promissory notes of the corporation, shall also have the care and custody of the stocks, bonds, certificates, vouchers, evidence of debts, securities and such other property belong to the corporation as the Board of Directors shall designate, and shall sign all papers required by law, by these Bylaws or by the Board of Directors to be signed by the Treasurer. The Treasurer shall enter regularly in the books of the corporation, to be kept for that purpose, full and accurate accounts of all monies received and paid on account of the corporation and whenever required by the Board of Directors, the Treasurer shall render a statement of any or all accounts. The Treasurer shall perform all acts incident to the position of Treasurer subject to the control of the Board of Directors. The Treasurer shall, if required by the Board of Directors, give a bond to the corporation in such sum and with such security as shall be approved by the Board of Directors for the faithful performance of all the duties of the Treasurer and for restoration to the corporation in the event of the Treasurer's death, resignation, retirement, or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

         Section 3.09 Assistant Treasurer. The Board of Directors may appoint an Assistant Treasurer who shall have such powers and perform such duties as may be prescribed by the Board of Directors, and the Board of Directors may require the Assistant Treasurer to give a bond to the corporation in such sum and with such security as it may approve, for the faithful performance of the duties of Assistant Treasurer, and for the restoration to the corporation, in the event of the Assistant Treasurer's death, resignation, retirement or removal from office, of all books, records, papers, vouchers, money and other property belonging to the corporation. The expense of such bond shall be borne by the corporation.

                                   ARTICLE IV

                                  CAPITAL STOCK

         Section 4.01 Certificates. The shares of the corporation shall be evidenced by certificates for shares of stock in such form as shall be prescribed by the Board of Directors, and shall be signed by the President or the Vice President and also by the Secretary or an Assistant Secretary. Any or all of the signatures on the certificate may be by facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the corporation with the same effect as if he were such officer, transfer agent or registrar at the date of such issue. Each certificate shall contain the name of the record holder, the number, designation, if any, class or series of shares represented, a statement of summary of any applicable rights, preferences, privileges, or restrictions thereon, and a statement that the shares are assessable, if applicable. All certificates shall be consecutively numbered. The name and address of the stockholders, the number of shares, and the date of issue shall be entered on the stock transfer books of the corporation.

Section 4.02 Surrender: Lost or Destroyed Certificates. The corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed and the corporation may require the owner of the lost, stolen or destroyed certificate, or his legal representative to, prior to the issuance of a replacement, provide the corporation with a bond sufficient to indemnify the corporation against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

                                    ARTICLE V

              OFFICES; RECORDS; REPORTS; SEAL AND FINANCIAL MATTERS

         Section 5.01 Records. Any records maintained by the corporation in the regular course of its business, including its stock ledger, books of account, and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs, or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time.

         Section 5.02 Right of Inspection.

                  (a) The corporation's stock ledger, list of stockholders and its other books and records shall be open to inspection upon the written demand under oath stating the purpose thereof of any stockholder, in person or by attorney or other agent, during usual business hours for a purpose reasonably related to such holder's interest as a stockholder. Such inspection may be made in person or by agent or attorney, provided the demand under oath shall be accompanied by a power of attorney or such other writing which authorizes the attorney or other agent to so act on behalf of the stockholder and the right of inspection includes the right to copy and make extracts. The demand under oath shall be directed to the corporation at its registered office in the State of Delaware or at its principal place of business.

                  (b) Every director shall have the right to examine the corporation's stock ledger, a list of its stockholders and its other books and records for a purpose reasonably related to the director's position as a director.

         Section 5.03 Corporate Seal. The Board of Directors may, by resolution, authorize a seal, and the seal may be used by causing it, or a facsimile, to be impressed or affixed or reproduced or otherwise. Except when otherwise specifically provided herein, any officer of the corporation shall have the authority to affix the seal to any document requiring it.

         Section 5.04 Fiscal Year. The fiscal year of the corporation shall be the calendar year or such other term as may be fixed by resolution of the Board of Directors.

                                   ARTICLE VI

                                 INDEMNIFICATION

         Section 6.01 Right to Indemnification. The corporation shall indemnify and hold harmless, to the fullest extent permitted by applicable law as it presently exists or may hereafter be amended, any person (an "Indemnitee") who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (a "proceeding"), by reason of the fact that he, or a person for whom he is the legal representative, is or was a director or officer of the corporation or, is or was serving at the request of the corporation as a director or officer of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefit plans, against all liability and loss suffered and expenses (including attorneys' fees) reasonably incurred by such Indemnitee. The indemnification provided by this Section 6.01 shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such person.

         Section 6.02 Prepayment of Expenses. The corporation shall pay the expenses (including attorneys' fees) incurred by a person described in the first sentence of Section 6.1 hereof (an "Article VI Person") in defending any proceeding in advance of its final disposition, provided, however, that, to the extent required by law, such payment of expenses in advance of the final disposition of the proceeding shall be made only upon receipt of an undertaking by the Article VI Person to repay all amounts advanced if it should be ultimately determined that the Article VI Person is not entitled to be indemnified under this Article VI or otherwise.

         Section 6.03 Nonexclusivity of Rights. The rights conferred on any
Article VI Person by this Article VI shall not be exclusive of any other rights which such Article VI Person may have or hereafter acquire under any statute, provision of the certificate of incorporation, these by-laws, agreement, vote of stockholders or disinterested directors or otherwise.

         Section 6.04 Amendment or Repeal. Any repeal or modification of the foregoing provisions of this Article VI shall not adversely affect any right or protection hereunder of any Article VI Person in respect of any act or omission occurring prior to the time of such repeal or modification. This Article VI may be amended by the stockholders of the corporation only by the vote of 66 2/3% of each class of the outstanding stock of the corporation, voting separately as a single class. Notwithstanding anything else contained in these Bylaws or the Certificate of Incorporation to the contrary, Article VI of these Bylaws may only be amended by the Board of Directors by the vote of 80% of the whole Board of Directors and the holders of 66 2/3% of each class of the outstanding stock of the corporation, voting separately as a single class.

         Section 6.05 Other Indemnification and Prepayment of Expenses. This
Article VI shall not limit the right of the corporation, to the extent and in the manner permitted by law, to indemnify and to advance expenses to persons other than Article VI Persons when and as authorized by appropriate corporate action.

         Section 6.06 Insurance. The corporation shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against such person and incurred by such person in any such capacity, or arising out of such person's status as such, whether or not the corporation would have the power to indemnify such person against such liability under this Article VI.

                                   ARTICLE VII

                                     BYLAWS

         Section 7.01 Amendment. These Bylaws may be altered, amended or repealed, and new Bylaws made, by the Board of Directors by the affirmative vote of a majority of the directors present at a meeting at which a quorum is present, but the stockholders may make additional Bylaws and may alter and repeal any Bylaws whether adopted by them or otherwise.

                                   APPENDIX E

                             NEVADA REVISED STATUTES

NRS 92A.005 Definitions. As used in this chapter, unless the context otherwise requires, the words and terms defined in NRS 92A.007 to 92A.080, inclusive, have the meanings ascribed to them in those sections.
         (Added to NRS by 1995, 2079; A 1997, 726; 1999, 1626)

NRS 92A.007 "Approval" and "vote" defined.

         NRS 92A.007 "Approval" and "vote" defined. "Approval" and "vote" as describing action by directors or stockholders mean the vote by directors in person or by written consent, or action of stockholders in person, by proxy or by written consent.
         (Added to NRS by 1997, 726)

NRS 92A.008 "Business trust" defined.

         NRS 92A.008  "Business trust" defined.  "Business trust" means:

         1. A domestic business trust; or

         2. An unincorporated association formed pursuant to, existing under or governed by the law of a jurisdiction other than this state and generally described by NRS 88A.030.
         (Added to NRS by 1999, 1626)

NRS 92A.010 "Constituent document" defined.

         NRS 92A.010 "Constituent document" defined. "Constituent document" means the articles of incorporation or bylaws of a corporation, whether or not for profit, the articles of organization or operating agreement of a limited-liability company or the certificate of limited partnership or partnership agreement of a limited partnership.
         (Added to NRS by 1995, 2079)

NRS 92A.015 "Constituent entity" defined.

         NRS 92A.015 "Constituent entity" defined. "Constituent entity" means, with respect to a merger, each merging or surviving entity and, with respect to an exchange, each entity whose owner's interests will be acquired or each entity acquiring those interests.
         (Added to NRS by 1995, 2079)

NRS 92A.020 "Domestic" defined.


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
         NRS 92A.020 "Domestic" defined. "Domestic" as applied to an entity means one organized and existing under the laws of this state.
         (Added to NRS by 1995, 2079)

NRS 92A.022 "Domestic business trust" defined.

         NRS 92A.022 "Domestic business trust" defined. "Domestic business trust" means a business trust formed and existing pursuant to the provisions of chapter 88A of NRS.
         (Added to NRS by 1999, 1626)

NRS 92A.025 "Domestic corporation" defined.

         NRS 92A.025 "Domestic corporation" defined. "Domestic corporation" means a corporation organized and existing under chapter 78, 78A or 89 of NRS, or a nonprofit cooperative corporation organized pursuant to NRS 81.010 to 81.160, inclusive.
         (Added to NRS by 1995, 2079; A 1997, 726)

NRS 92A.030 "Domestic limited-liability company" defined.

         NRS 92A.030 "Domestic limited-liability company" defined. "Domestic limited- liability company" means a limited-liability company organized and existing under chapter 86 of NRS.
         (Added to NRS by 1995, 2079)

NRS 92A.035 "Domestic limited partnership" defined.

         NRS 92A.035 "Domestic limited partnership" defined. "Domestic limited partnership" means a limited partnership organized and existing under chapter 88 of NRS.
         (Added to NRS by 1995, 2079)

NRS 92A.040 "Domestic nonprofit corporation" defined.

         NRS 92A.040 "Domestic nonprofit corporation" defined. "Domestic nonprofit corporation" means a corporation organized or existing under chapter 82 of NRS, including those listed in NRS 82.051.
         (Added to NRS by 1995, 2079)

NRS 92A.045 "Entity" defined.

         NRS 92A.045 "Entity" defined. "Entity" means a foreign or domestic corporation, whether or not for profit, limited-liability company, limited partnership or business trust.
         (Added to NRS by 1995, 2079; A 1999, 1626)

NRS 92A.050 "Exchange" defined.


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
         NRS 92A.050 "Exchange" defined. "Exchange" means the acquisition by one or more foreign or domestic entities of all an owner's interests or one or more classes or series of an owner's interests of one or more foreign or domestic entities.
         (Added to NRS by 1995, 2079)

NRS 92A.055 "Foreign" defined.

         NRS 92A.055 "Foreign" defined. "Foreign" as applied to an entity means one not organized or existing under the laws of this state.
         (Added to NRS by 1995, 2079)


NRS 92A.060 "Limited partner" defined.

         NRS 92A.060 "Limited partner" defined. "Limited partner" means a person who has been admitted to a limited partnership as a limited partner in accordance with the partnership agreement.
         (Added to NRS by 1995, 2079)

NRS 92A.070 "Member" defined.

         NRS 92A.070  "Member" defined.  "Member" means:

         1. A person who owns an interest in, and has the right to participate in the management of the business and affairs of a domestic limited-liability company; or

         2. A member of a nonprofit corporation which has members. (Added to NRS by 1995, 2080)

NRS 92A.075 "Owner" defined.

         NRS 92A.075 "Owner" defined. "Owner" means the holder of an interest described in NRS 92A.080.
         (Added to NRS by 1995, 2080)

NRS 92A.080 "Owner's interest" defined.

         NRS 92A.080 "Owner's interest" defined. "Owner's interest" means shares of stock in a corporation, membership in a nonprofit corporation, the interest of a member of a limited-liability company or a beneficial owner of a business trust, or the partnership interest of a general or limited partner of a limited partnership.
         (Added to NRS by 1995, 2080; A 1999, 1626)

NRS 92A.100 Authority for merger; approval, contents and form ...

         NRS 92A.100 Authority for merger; approval, contents and form of plan of merger.


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
         1. Except as limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may merge into another entity if the plan of merger is approved pursuant to the provisions of this chapter.

         2. The plan of merger must set forth:
         (a) The name, address and jurisdiction of organization and governing law of each constituent entity;
         (b) The name, jurisdiction of organization and kind of entity or entities that will survive the merger;
         (c) The terms and conditions of the merger; and
         (d) The manner and basis of converting the owner's interests of each constituent entity into owner's interests, rights to purchase owner's interests, or other securities of the surviving or other entity or into cash or other property in whole or in part.

         3. The plan of merger may set forth:
         (a) Amendments to the constituent documents of the surviving entity;
and
         (b) Other provisions relating to the merger.

         4. The plan of merger must be in writing.
         (Added to NRS by 1995, 2080; A 1997, 726)

NRS 92A.110 Authority for exchange; approval, contents and for...

         NRS 92A.110 Authority for exchange; approval, contents and form of plan of exchange.

         1. Except as a corporation is limited by NRS 78.411 to 78.444, inclusive, one or more domestic entities may acquire all of the outstanding owner's interests of one or more classes or series of another entity not already owned by the acquiring entity or an affiliate thereof if the plan of exchange is approved pursuant to the provisions of this chapter.

         2. The plan of exchange must set forth:
         (a) The name, address and jurisdiction of organization and governing law of each constituent entity;
         (b) The name, jurisdiction of organization and kind of each entity whose owner's interests will be acquired by one or more other entities;
         (c) The terms and conditions of the exchange; and
         (d) The manner and basis of exchanging the owner's interests to be acquired for owner's interests, rights to purchase owner's interests, or other securities of the acquiring or any other entity or for cash or other property in whole or in part.

         3. The plan of exchange may set forth other provisions relating to the exchange.

         4. This section does not limit the power of a domestic entity to acquire all or part of the owner's interests or one or more class or series of owner's interests of another person through a voluntary exchange or otherwise.

         5. The plan of exchange must be in writing.
         (Added to NRS by 1995, 2080; A 1997, 726)

NRS 92A.120 Approval of plan of merger or exchange for domesti...

         NRS 92A.120 Approval of plan of merger or exchange for domestic corporation.

         1. After adopting a plan of merger or exchange, the board of directors of each domestic corporation that is a constituent entity in the merger, or the board of directors of the domestic corporation whose shares will be acquired in the exchange, must submit the plan of merger, except as otherwise provided in NRS 92A.130, or the plan of exchange for approval by its stockholders.

         2. For a plan of merger or exchange to be approved:
         (a) The board of directors must recommend the plan of merger or exchange to the stockholders, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the stockholders with the plan; and
         (b) The stockholders entitled to vote must approve the plan.

         3. The board of directors may condition its submission of the proposed merger or exchange on any basis.

         4. The domestic corporation must notify each stockholder, whether or not he is entitled to vote, of the proposed stockholders' meeting in accordance with NRS 78.370. The notice must also state that the purpose, or one of the purposes, of the meeting is to consider the plan of merger or exchange and must contain or be accompanied by a copy or summary of the plan.

         5. Unless this chapter, the articles of incorporation or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of stockholders, the plan of merger or exchange to be authorized must be approved by a majority of the voting power unless stockholders of a class of shares are entitled to vote thereon as a class. If stockholders of a class of shares are so entitled, the plan must be approved by a majority of all votes entitled to be cast on the plan by each class and representing a majority of all votes entitled to be voted.

         6. Separate voting by a class of stockholders is required:

         (a) On a plan of merger if the plan contains a provision that, if contained in the proposed amendment to the articles of incorporation, would entitle particular stockholders to vote as a class on the proposed amendment; and

         (b) On a plan of exchange by each class or series of shares included in the exchange, with each class or series constituting a separate voting class.

         7. Unless otherwise provided in the articles of incorporation or the bylaws of the domestic corporation, the plan of merger may be approved by written consent as provided in NRS 78.320.
         (Added to NRS by 1995, 2081)

NRS 92A.130  Approval of plan of merger for domestic corporation...

         NRS 92A.130 Approval of plan of merger for domestic corporation:
Conditions under which action by stockholders of surviving corporation is not required.

         1. Action by the stockholders of a surviving domestic corporation on a plan of merger is not required if:
         (a) The articles of incorporation of the surviving domestic corporation will not differ from its articles before the merger;
         (b) Each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger;
         (c) The number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and
         (d) The number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20 percent the total number of participating shares outstanding immediately before the merger.

         2. As used in this section:
         (a) "Participating shares" means shares that entitle their holders to participate without limitation in distributions.
         (b) "Voting shares" means shares that entitle their holders to vote unconditionally in elections of directors.
         (Added to NRS by 1995, 2082)

NRS 92A.140 Approval of plan of merger or exchange for domesti...

         NRS 92A.140 Approval of plan of merger or exchange for domestic limited partnership; "majority in interest of the partnership" defined.

         1. Unless otherwise provided in the partnership agreement or the certificate of limited partnership, a plan of merger or exchange involving a domestic limited partnership must be approved by all general partners and by limited partners who own a majority in interest of the partnership then owned by all the limited partners. If the partnership has more than one class of limited partners, the plan of merger must be approved by those limited partners who own a majority in interest of the partnership then owned by the limited partners in each class.

         2. For the purposes of this section, "majority in interest of the partnership" means a majority of the interests in capital and profits of the limited partners of a domestic limited partnership which:

         (a) In the case of capital, is determined as of the date of the approval of the plan of merger or exchange.
         (b) In the case of profits, is based on any reasonable estimate of profits for the period beginning on the date of the approval of the plan of merger or exchange and ending on the anticipated date of the termination of the domestic limited partnership, including any present or future division of profits distributed pursuant to the partnership agreement.
         (Added to NRS by 1995, 2082; A 1997, 727)

NRS 92A.150 Approval of plan of merger or exchange for domesti...

         NRS 92A.150 Approval of plan of merger or exchange for domestic limited-liability company. Unless otherwise provided in the articles of organization or an operating agreement:

         1. A plan of merger or exchange involving a domestic limited-liability company must be approved by members who own a majority of the interests in the current profits of the company then owned by all of the members; and

         2. If the company has more than one class of members, the plan of merger must be approved by those members who own a majority of the interests in the current profits of the company then owned by the members in each class.
         (Added to NRS by 1995, 2082; A 1997, 727; 1999, 1627)

NRS 92A.160 Approval of plan of merger or exchange for domesti...

         NRS 92A.160 Approval of plan of merger or exchange for domestic nonprofit corporation.

         1. A plan of merger or exchange involving a domestic nonprofit corporation must be adopted by the board of directors. The plan must also be approved by each public officer or other person whose approval of a plan of merger or exchange is required by the articles of incorporation of the domestic nonprofit corporation.

         2. If the domestic nonprofit corporation has members entitled to vote on plans of merger or exchange, the board of directors of the domestic nonprofit corporation must recommend the plan of merger or exchange to the members, unless the board of directors determines that because of a conflict of interest or other special circumstances it should make no recommendation and it communicates the basis for its determination to the members with the plan.

         3. The board of directors may condition its submission of the proposed merger or exchange on any basis.

         4. The members entitled to vote on a plan of merger or exchange must approve the plan at a meeting of members called for that purpose, by written consent pursuant to NRS 82.276, or by a vote by written ballot pursuant to NRS 82.326.

         5. The corporation must notify, in the manner required by NRS 82.336, each nonprofit member of the time and place of the meeting of members at which the plan of merger or exchange will be submitted for a vote.

         6. Unless the articles of incorporation of the domestic nonprofit corporation or the board of directors acting pursuant to subsection 3 require a greater vote or a vote by classes of members, the plan of merger or exchange to be authorized must be approved by a majority of a quorum of the members unless a class of members is entitled to vote thereon as a class. If a class of members is so entitled, the plan must be approved by a majority of a quorum of the votes entitled to be cast on the plan by each class.

         7. Separate voting by a class of members is required:
         (a) On a plan of merger if the plan contains a provision that, if contained in the proposed amendment to articles of incorporation, would entitle particular members to vote as a class on the proposed amendment; and
         (b) On a plan of exchange by each class or series of memberships included in the exchange, with each class or series constituting a separate voting class.
         (Added to NRS by 1995, 2082)]

NRS 92A.165  Approval of merger by trustees and beneficial owne...

         NRS 92A.165 Approval of merger by trustees and beneficial owners of certain business trusts. Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.
         (Added to NRS by 1999, 1626)

NRS 92A.170 Abandonment of planned merger or exchange before a...

         NRS 92A.170 Abandonment of planned merger or exchange before articles of merger or exchange are filed. After a merger or exchange is approved, and at any time before the articles of merger or exchange are filed, the planned merger or exchange may be abandoned, subject to any contractual rights, without further action, in accordance with the procedure set forth in the plan of merger or exchange or, if none is set forth, in the case of:

         1. A domestic corporation, whether or not for profit, by the board of directors;

         2. A domestic limited partnership, unless otherwise provided in the partnership agreement or certificate of limited partnership, by all general partners;

         3. A domestic limited-liability company, unless otherwise provided in the articles of organization or an operating agreement, by members who own a majority in interest of the company then owned by all of the members or, if the company has more than one class of members, by members who own a majority in interest of the company then owned by the members in each class; and

         4. A domestic business trust, unless otherwise provided in the certificate of trust or governing instrument, by all the trustees.

         (Added to NRS by 1995, 2083; A 1999, 1627)


NRS 92A.175 Termination of planned merger or exchange after ar...

         NRS 92A.175 Termination of planned merger or exchange after articles of merger or exchange are filed. After a merger or exchange is approved, at any time after the articles of merger or exchange are filed but before an effective date specified in the articles which is later than the date of filing the articles, the planned merger or exchange may be terminated in accordance with a procedure set forth in the plan of merger or exchange by filing articles of termination pursuant to the provisions of NRS 92A.240.
         (Added to NRS by 1999, 1626)

NRS 92A.180 Merger of subsidiary into parent.

         NRS 92A.180 Merger of subsidiary into parent.

         1. A parent domestic corporation, whether or not for profit, parent domestic limited-liability company or parent domestic limited partnership owning at least 90 percent of the outstanding shares of each class of a subsidiary corporation, 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited partnership then owned by both the general and each class of limited partners or 90 percent of the percentage or other interest in the capital and profits of a subsidiary limited-liability company then owned by each class of members may merge the subsidiary into itself without approval of the owners of the owner's interests of the parent domestic corporation, domestic limited-liability company or domestic limited partnership or the owners of the owner's interests of a subsidiary domestic corporation, subsidiary domestic limited-liability company or subsidiary domestic limited partnership.

         2. The board of directors of the parent corporation, the managers of a parent limited-liability company with managers unless otherwise provided in the operating agreement, all the members of a parent limited-liability company without managers unless otherwise provided in the operating agreement, or all the general partners of the parent limited partnership shall adopt a plan of merger that sets forth:
         (a) The names of the parent and subsidiary; and
         (b) The manner and basis of converting the owner's interests of the disappearing entity into the owner's interests, obligations or other securities of the surviving or any other entity or into cash or other property in whole or in part.

         3. The parent shall mail a copy or summary of the plan of merger to each owner of the subsidiary who does not waive the mailing requirement in writing.

         4. The parent may not deliver articles of merger to the secretary of state for filing until at least 30 days after the date the parent mailed a copy of the plan of merger to each owner of the subsidiary who did not waive the requirement of mailing.

         5. Articles of merger under this section may not contain amendments to the constituent documents of the surviving entity.

         (Added to NRS by 1995, 2083; A 1997, 727; 1999, 1627)

NRS 92A.190 Merger or exchange with foreign entity.

         NRS 92A.190 Merger or exchange with foreign entity.

         1. One or more foreign entities may merge or enter into an exchange of owner's interests with one or more domestic entities if:
         (a) In a merger, the merger is permitted by the law of the jurisdiction under whose law each foreign entity is organized and governed and each foreign entity complies with that law in effecting the merger;
         (b) In an exchange, the entity whose owner's interests will be acquired is a domestic entity, whether or not an exchange of owner's interests is permitted by the law of the jurisdiction under whose law the acquiring entity is organized;
         (c) The foreign entity complies with NRS 92A.200 to 92A.240, inclusive, if it is the surviving entity in the merger or acquiring entity in the exchange and sets forth in the articles of merger or exchange its address where copies of process may be sent by the secretary of state; and
         (d) Each domestic entity complies with the applicable provisions of NRS 92A.100 to 92A.180, inclusive, and, if it is the surviving entity in the merger or acquiring entity in the exchange, with NRS 92A.200 to 92A.240, inclusive.

         2. When the merger or exchange takes effect, the surviving foreign entity in a merger and the acquiring foreign entity in an exchange shall be deemed:
         (a) To appoint the secretary of state as its agent for service of process in a proceeding to enforce any obligation or the rights of dissenting owners of each domestic entity that was a party to the merger or exchange. Service of such process must be made by personally delivering to and leaving with the secretary of state duplicate copies of the process and the payment of a fee of $25 for accepting and transmitting the process. The secretary of state shall forthwith send by registered or certified mail one of the copies to the surviving or acquiring entity at its specified address, unless the surviving or acquiring entity has designated in writing to the secretary of state a different address for that purpose, in which case it must be mailed to the last address so designated.
         (b) To agree that it will promptly pay to the dissenting owners of each domestic entity that is a party to the merger or exchange the amount, if any, to which they are entitled under or created pursuant to NRS 92A.300 to 92A.500, inclusive.

         3. This section does not limit the power of a foreign entity to acquire all or part of the owner's interests of one or more classes or series of a domestic entity through a voluntary exchange or otherwise.
         (Added to NRS by 1995, 2086; A 1997, 728; 1999, 1628)

NRS 92A.200  Articles of merger or exchange: Filing and content...

         NRS 92A.200 Articles of merger or exchange: Filing and contents. After a plan of merger or exchange is approved as required by this chapter, the surviving or acquiring entity shall deliver to the secretary of state for filing articles of merger or exchange setting forth:

         1. The name and jurisdiction of organization of each constituent entity;

         2. That a plan of merger or exchange has been adopted by each constituent entity;

         3. If approval of the owners of one or more constituent entities was not required, a statement to that effect and the name of each entity;

         4. If approval of owners of one or more constituent entities was required, the name of each entity and a statement for each entity that:
         (a) The plan was approved by the unanimous consent of the owners; or
         (b) A plan was submitted to the owners pursuant to this chapter including:
                  (1) The designation, percentage of total vote or number of votes entitled to be cast by each class of owner's interests entitled to vote separately on the plan; and
                  (2) Either the total number of votes or percentage of owner's interests cast for and against the plan by the owners of each class of interests entitled to vote separately on the plan or the total number of undisputed votes or undisputed total percentage of owner's interests cast for the plan separately by the owners of each class, and the number of votes or percentage of owner's interests cast for the plan by the owners of each class of interests was sufficient for approval by the owners of that class;

         5. In the case of a merger, the amendment to the articles of incorporation, articles of organization, certificate of limited partnership or certificate of trust of the surviving entity; and

         6. If the entire plan of merger or exchange is not set forth, a statement that the complete executed plan of merger or plan of exchange is on file at the registered office if a corporation, limited-liability company or business trust, or office described in paragraph (a) of subsection 1 of NRS
88.330 if a limited partnership, or other place of business of the surviving entity or the acquiring entity, respectively.
         (Added to NRS by 1995, 2084; A 1997, 729; 1999, 1629)

NRS 92A.210 Articles of merger, exchange or termination: Fee f...

         NRS 92A.210 Articles of merger, exchange or termination: Fee for filing. The fee for filing articles of merger, articles of exchange or articles of termination is $125.
         (Added to NRS by 1995, 2085; A 1999, 1629)

NRS 92A.220  Articles of merger or exchange: Duty when entire p...

         NRS 92A.220 Articles of merger or exchange: Duty when entire plan of merger or exchange is not set forth. If the entire plan of merger or exchange is not set forth, a copy of the plan of merger or exchange must be furnished by the surviving or acquiring entity, on request and without cost, to any owner of any entity which is a party to the merger or exchange.
         (Added to NRS by 1995, 2085)

NRS 92A.230  Articles of merger or exchange: Execution.
         NRS 92A.230  Articles of merger or exchange: Execution.
         1. Articles of merger or exchange must be signed by each domestic constituent entity as follows:
         (a) By the president or a vice president of a domestic corporation, whether or not for profit;
         (b) By all the general partners of a domestic limited partnership;
         (c) By a manager of a domestic limited-liability company with managers or by all the members of a domestic limited-liability company without managers; and
         (d) By a trustee of a domestic business trust.
         2. If the domestic entity is a corporation, the articles must also be signed by the secretary or an assistant secretary.
         3. Articles of merger or exchange must be signed by each foreign constituent entity in the manner provided by the law governing it.
         4. As used in this section, "signed" means to have executed or adopted a name, word or mark, including, without limitation, a digital signature as defined in NRS 720.060, with the present intention to authenticate a document.
         (Added to NRS by 1995, 2085; A 1997, 730; 1999, 1630)

NRS 92A.240 Effective date of merger or exchange; filing of ar...
         NRS 92A.240 Effective date of merger or exchange; filing of articles of termination before effective date.
         1. A merger or exchange takes effect upon filing the articles of merger or exchange or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed.
         2. If the filed articles of merger or exchange specify such a later effective date, the constituent may file articles of termination before the effective date, setting forth:
         (a) The name of each constituent entity; and
         (b) That the merger or exchange has been terminated pursuant to the plan of merger or exchange.
         3. The articles of termination must be executed in the manner provided in NRS 92A.230.
         (Added to NRS by 1995, 2085; A 1999, 1630)

NRS 92A.250  Effect of merger or exchange.
         NRS 92A.250  Effect of merger or exchange.
         1.  When a merger takes effect:
         (a) Every other entity that is a constituent entity merges into the surviving entity and the separate existence of every entity except the surviving entity ceases;

         (b) The title to all real estate and other property owned by each merging constituent entity is vested in the surviving entity without reversion or impairment;
         (c) The surviving entity has all of the liabilities of each other constituent entity;
         (d) A proceeding pending against any constituent entity may be continued as if the merger had not occurred or the surviving entity may be substituted in the proceeding for the entity whose existence has ceased;
         (e) The articles of incorporation, articles of organization, certificate of limited partnership or certificate of trust of the surviving entity are amended to the extent provided in the plan of merger; and
         (f) The owner's interests of each constituent entity that are to be converted into owner's interests, obligations or other securities of the surviving or any other entity or into cash or other property are converted, and the former holders of the owner's interests are entitled only to the rights provided in the articles of merger or any created pursuant to NRS 92A.300 to 92A.500, inclusive.
         2. When an exchange takes effect, the owner's interests of each acquired entity are exchanged as provided in the plan, and the former holders of the owner's interests are entitled only to the rights provided in the articles of exchange or any rights created pursuant to NRS 92A.300 to 92A.500, inclusive.
         (Added to NRS by 1995, 2085; A 1999, 1630)

NRS 92A.260 Liability of owner.
         NRS 92A.260 Liability of owner. An owner that is not personally liable for the debts, liabilities or obligations of the entity pursuant to the laws and constituent documents under which the entity was organized does not become personally liable for the debts, liabilities or obligations of the surviving entity or entities of the merger or exchange unless the owner consents to becoming personally liable by action taken in connection with the plan of merger or exchange.
         (Added to NRS by 1995, 2081)

NRS 92A.300  Definitions.
         NRS 92A.300 Definitions. As used in NRS 92A.300 to 92A.500, inclusive, unless the context otherwise requires, the words and terms defined in NRS 92A.305 to 92A.335, inclusive, have the meanings ascribed to them in those sections.
         (Added to NRS by 1995, 2086)

NRS 92A.305 "Beneficial stockholder" defined.
         NRS 92A.305 "Beneficial stockholder" defined. "Beneficial stockholder" means a person who is a beneficial owner of shares held in a voting trust or by a nominee as the stockholder of record.
         (Added to NRS by 1995, 2087)

NRS 92A.310 "Corporate action" defined.
         NRS 92A.310 "Corporate action" defined. "Corporate action" means the action of a domestic corporation.
         (Added to NRS by 1995, 2087)

NRS 92A.315 "Dissenter" defined.
         NRS 92A.315 "Dissenter" defined. "Dissenter" means a stockholder who is entitled to dissent from a domestic corporation's action under NRS 92A.380 and who exercises that right when and in the manner required by NRS 92A.400 to 92A.480, inclusive.
         (Added to NRS by 1995, 2087; A 1999, 1631)

NRS 92A.320 "Fair value" defined.
         NRS 92A.320 "Fair value" defined. "Fair value," with respect to a dissenter's shares, means the value of the shares immediately before the effectuation of the corporate action to which he objects, excluding any appreciation or depreciation in anticipation of the corporate action unless exclusion would be inequitable.
         (Added to NRS by 1995, 2087)

NRS 92A.325 "Stockholder" defined.
         NRS 92A.325 "Stockholder" defined. "Stockholder" means a stockholder of record or a beneficial stockholder of a domestic corporation.
         (Added to NRS by 1995, 2087)

NRS 92A.330 "Stockholder of record" defined.
         NRS 92A.330 "Stockholder of record" defined. "Stockholder of record" means the person in whose name shares are registered in the records of a domestic corporation or the beneficial owner of shares to the extent of the rights granted by a nominee's certificate on file with the domestic corporation.
         (Added to NRS by 1995, 2087)

NRS 92A.335 "Subject corporation" defined.
         NRS 92A.335 "Subject corporation" defined. "Subject corporation" means the domestic corporation which is the issuer of the shares held by a dissenter before the corporate action creating the dissenter's rights becomes effective or the surviving or acquiring entity of that issuer after the corporate action becomes effective.
         (Added to NRS by 1995, 2087)

NRS 92A.340 Computation of interest.
         NRS 92A.340 Computation of interest. Interest payable pursuant to NRS 92A.300 to 92A.500, inclusive, must be computed from the effective date of the action until the date of payment, at the average rate currently paid by the entity on its principal bank loans or, if it has no bank loans, at a rate that is fair and equitable under all of the circumstances.
         (Added to NRS by 1995, 2087)

NRS 92A.350  Rights of dissenting partner of domestic limited p...
         NRS 92A.350 Rights of dissenting partner of domestic limited partnership. A partnership agreement of a domestic limited partnership or, unless otherwise provided in the partnership agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the partnership interest of a dissenting general or limited partner of a domestic limited partnership are available for any class or group of partnership interests in connection with any merger or exchange in which the domestic limited partnership is a constituent entity.
         (Added to NRS by 1995, 2088)

NRS 92A.360 Rights of dissenting member of domestic limited-li...
         NRS 92A.360 Rights of dissenting member of domestic limited-liability company. The articles of organization or operating agreement of a domestic limited-liability company or, unless otherwise provided in the articles of organization or operating agreement, an agreement of merger or exchange, may provide that contractual rights with respect to the interest of a dissenting member are available in connection with any merger or exchange in which the domestic limited-liability company is a constituent entity.
         (Added to NRS by 1995, 2088)

NRS 92A.370  Rights of dissenting member of domestic nonprofit ...
         NRS 92A.370 Rights of dissenting member of domestic nonprofit corporation.
         1. Except as otherwise provided in subsection 2, and unless otherwise provided in the articles or bylaws, any member of any constituent domestic nonprofit corporation who voted against the merger may, without prior notice, but within 30 days after the effective date of the merger, resign from membership and is thereby excused from all contractual obligations to the constituent or surviving corporations which did not occur before his resignation and is thereby entitled to those rights, if any, which would have existed if there had been no merger and the membership had been terminated or the member had been expelled.
         2. Unless otherwise provided in its articles of incorporation or bylaws, no member of a domestic nonprofit corporation, including, but not limited to, a cooperative corporation, which supplies services described in chapter 704 of NRS to its members only, and no person who is a member of a domestic nonprofit corporation as a condition of or by reason of the ownership of an interest in real property, may resign and dissent pursuant to subsection
1. (Added to NRS by 1995, 2088)

NRS 92A.380  Right of stockholder to dissent from certain corpo...
         NRS 92A.380 Right of stockholder to dissent from certain corporate actions and to obtain payment for shares.
         1. Except as otherwise provided in NRS 92A.370 and 92A.390, a stockholder is entitled to dissent from, and obtain payment of the fair value of his shares in the event of any of the following corporate actions:
         (a) Consummation of a plan of merger to which the domestic corporation is a party:
                  (1) If approval by the stockholders is required for the merger by NRS 92A.120 to 92A.160, inclusive, or the articles of incorporation and he is entitled to vote on the merger; or
                  (2) If the domestic corporation is a subsidiary and is merged with its parent under NRS 92A.180.
         (b) Consummation of a plan of exchange to which the domestic corporation is a party as the corporation whose subject owner's interests will be acquired, if he is entitled to vote on the plan.
         (c) Any corporate action taken pursuant to a vote of the stockholders to the event that the articles of incorporation, bylaws or a resolution of the board of directors provides that voting or nonvoting stockholders are entitled to dissent and obtain payment for their shares.
         2. A stockholder who is entitled to dissent and obtain payment under NRS 92A.300 to 92A.500, inclusive, may not challenge the corporate action creating his entitlement unless the action is unlawful or fraudulent with respect to him or the domestic corporation.
         (Added to NRS by 1995, 2087)

NRS 92A.390  Limitations on right of dissent: Stockholders of c...
         NRS 92A.390 Limitations on right of dissent: Stockholders of certain classes or series; action of stockholders not required for plan of merger.
         1. There is no right of dissent with respect to a plan of merger or exchange in favor of stockholders of any class or series which, at the record date fixed to determine the stockholders entitled to receive notice of and to vote at the meeting at which the plan of merger or exchange is to be acted on, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held by at least 2,000 stockholders of record, unless:
         (a) The articles of incorporation of the corporation issuing the shares provide otherwise; or
         (b) The holders of the class or series are required under the plan of merger or exchange to accept for the shares anything except:
                  (1) Cash, owner's interests or owner's interests and cash in lieu of fractional owner's interests of:
                    (I) The surviving or acquiring entity; or

                    (II) Any other entity which, at the effective date of the plan of merger or exchange, were either listed on a national securities exchange, included in the national market system by the National Association of Securities Dealers, Inc., or held of record by a least 2,000 holders of owner's interests of record; or
                  (2) A combination of cash and owner's interests of the kind described in sub-subparagraphs (I) and (II) of subparagraph (1) of paragraph
(b).
         2. There is no right of dissent for any holders of stock of the surviving domestic corporation if the plan of merger does not require action of the stockholders of the surviving domestic corporation under NRS 92A.130.
         (Added to NRS by 1995, 2088)

NRS 92A.400  Limitations on right of dissent: Assertion as to p...
         NRS 92A.400 Limitations on right of dissent: Assertion as to portions only to shares registered to stockholder; assertion by beneficial stockholder.
         1. A stockholder of record may assert dissenter's rights as to fewer than all of the shares registered in his name only if he dissents with respect to all shares beneficially owned by any one person and notifies the subject corporation in writing of the name and address of each person on whose behalf he asserts dissenter's rights. The rights of a partial dissenter under this subsection are determined as if the shares as to which he dissents and his other shares were registered in the names of different stockholders.
         2. A beneficial stockholder may assert dissenter's rights as to shares held on his behalf only if:
         (a) He submits to the subject corporation the written consent of the stockholder of record to the dissent not later than the time the beneficial stockholder asserts dissenter's rights; and
         (b) He does so with respect to all shares of which he is the beneficial stockholder or over which he has power to direct the vote.
         (Added to NRS by 1995, 2089)

NRS 92A.410  Notification of stockholders regarding right of di...
         NRS 92A.410  Notification of stockholders regarding right of dissent.
         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, the notice of the meeting must state that stockholders are or may be entitled to assert dissenters' rights under NRS 92A.300 to 92A.500, inclusive, and be accompanied by a copy of those sections.
         2. If the corporate action creating dissenters' rights is taken by written consent of the stockholders or without a vote of the stockholders, the domestic corporation shall notify in writing all stockholders entitled to assert dissenters' rights that the action was taken and send them the dissenter's notice described in NRS 92A.430.
         (Added to NRS by 1995, 2089; A 1997, 730)

NRS 92A.420 Prerequisites to demand for payment for shares.
         NRS 92A.420 Prerequisites to demand for payment for shares.
         1. If a proposed corporate action creating dissenters' rights is submitted to a vote at a stockholders' meeting, a stockholder who wishes to assert dissenter's rights:
         (a) Must deliver to the subject corporation, before the vote is taken, written notice of his intent to demand payment for his shares if the proposed action is effectuated; and
         (b) Must not vote his shares in favor of the proposed action. 2. A stockholder who does not satisfy the requirements of subsection 1 and
NRS 92A.400 is not entitled to payment for his shares under this chapter.
         (Added to NRS by 1995, 2089; 1999, 1631)

NRS 92A.430  Dissenter's notice: Delivery to stockholders entit...
         NRS 92A.430 Dissenter's notice: Delivery to stockholders entitled to assert rights; contents.
         1. If a proposed corporate action creating dissenters' rights is authorized at a stockholders' meeting, the subject corporation shall deliver a written dissenter's notice to all stockholders who satisfied the requirements to assert those rights.
         2. The dissenter's notice must be sent no later than 10 days after the effectuation of the corporate action, and must:
         (a) State where the demand for payment must be sent and where and when certificates, if any, for shares must be deposited;
         (b) Inform the holders of shares not represented by certificates to what extent the transfer of the shares will be restricted after the demand for payment is received;
         (c) Supply a form for demanding payment that includes the date of the first announcement to the news media or to the stockholders of the terms of the proposed action and requires that the person asserting dissenter's rights certify whether or not he acquired beneficial ownership of the shares before that date;
         (d) Set a date by which the subject corporation must receive the demand for payment, which may not be less than 30 nor more than 60 days after the date the notice is delivered; and
         (e) Be accompanied by a copy of NRS 92A.300 to 92A.500, inclusive. (Added to NRS by 1995, 2089)

NRS 92A.440  Demand for payment and deposit of certificates; re...
         NRS 92A.440 Demand for payment and deposit of certificates; retention of rights of stockholder.
         1.  A stockholder to whom a dissenter's notice is sent must:
         (a) Demand payment;
         (b) Certify whether he acquired beneficial ownership of the shares before the date required to be set forth in the dissenter's notice for this certification; and

         (c) Deposit his certificates, if any, in accordance with the terms of the notice.
         2. The stockholder who demands payment and deposits his certificates, if any, before the proposed corporate action is taken retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
         3. The stockholder who does not demand payment or deposit his certificates where required, each by the date set forth in the dissenter's notice, is not entitled to payment for his shares under this chapter.
         (Added to NRS by 1995, 2090; A 1997, 730)



NRS 92A.450  Uncertificated shares: Authority to restrict trans...
         NRS 92A.450 Uncertificated shares: Authority to restrict transfer after demand for payment; retention of rights of stockholder.
         1. The subject corporation may restrict the transfer of shares not represented by a certificate from the date the demand for their payment is received.
         2. The person for whom dissenter's rights are asserted as to shares not represented by a certificate retains all other rights of a stockholder until those rights are canceled or modified by the taking of the proposed corporate action.
         (Added to NRS by 1995, 2090)

NRS 92A.460  Payment for shares: General requirements.
         NRS 92A.460  Payment for shares: General requirements.
         1. Except as otherwise provided in NRS 92A.470, within 30 days after receipt of a demand for payment, the subject corporation shall pay each dissenter who complied with NRS 92A.440 the amount the subject corporation estimates to be the fair value of his shares, plus accrued interest. The obligation of the subject corporation under this subsection may be enforced by the district court:
         (a) Of the county where the corporation's registered office is located; or
         (b) At the election of any dissenter residing or having its registered office in this state, of the county where the dissenter resides or has its registered office. The court shall dispose of the complaint promptly.
         2. The payment must be accompanied by:
         (a) The subject corporation's balance sheet as of the end of a fiscal year ending not more than 16 months before the date of payment, a statement of income for that year, a statement of changes in the stockholders' equity for that year and the latest available interim financial statements, if any;
         (b) A statement of the subject corporation's estimate of the fair value of the shares;
         (c) An explanation of how the interest was calculated;
         (d) A statement of the dissenter's rights to demand payment under
NRS 92A.480; and


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
         (e) A copy of NRS 92A.300 to 92A.500, inclusive.
         (Added to NRS by 1995, 2090)

NRS 92A.470  Payment for shares: Shares acquired on or after da...
         NRS 92A.470 Payment for shares: Shares acquired on or after date of dissenter's notice.
         1. A subject corporation may elect to withhold payment from a dissenter unless he was the beneficial owner of the shares before the date set forth in the dissenter's notice as the date of the first announcement to the news media or to the stockholders of the terms of the proposed action.
         2. To the extent the subject corporation elects to withhold payment, after taking the proposed action, it shall estimate the fair value of the shares, plus accrued interest, and shall offer to pay this amount to each dissenter who agrees to accept it in full satisfaction of his demand. The subject corporation shall send with its offer a statement of its estimate of the fair value of the shares, an explanation of how the interest was calculated, and a statement of the dissenters' right to demand payment pursuant to NRS 92A.480.
         (Added to NRS by 1995, 2091)

NRS 92A.480  Dissenter's estimate of fair value: Notification o...
         NRS 92A.480 Dissenter's estimate of fair value: Notification of subject corporation; demand for payment of estimate.
         1. A dissenter may notify the subject corporation in writing of his own estimate of the fair value of his shares and the amount of interest due, and demand payment of his estimate, less any payment pursuant to NRS 92A.460, or reject the offer pursuant to NRS 92A.470 and demand payment of the fair value of his shares and interest due, if he believes that the amount paid pursuant to NRS 92A.460 or offered pursuant to NRS 92A.470 is less than the fair value of his shares or that the interest due is incorrectly calculated.
         2. A dissenter waives his right to demand payment pursuant to this section unless he notifies the subject corporation of his demand in writing within 30 days after the subject corporation made or offered payment for his shares.
         (Added to NRS by 1995, 2091)

NRS 92A.490  Legal proceeding to determine fair value: Duties o...
         NRS 92A.490 Legal proceeding to determine fair value: Duties of subject corporation; powers of court; rights of dissenter.
         1. If a demand for payment remains unsettled, the subject corporation shall commence a proceeding within 60 days after receiving the demand and petition the court to determine the fair value of the shares and accrued interest. If the subject corporation does not commence the proceeding within the 60-day period, it shall pay each dissenter whose demand remains unsettled the amount demanded.

         2. A subject corporation shall commence the proceeding in the district court of the county where its registered office is located. If the subject corporation is a foreign entity without a resident agent in the state, it shall commence the proceeding in the county where the registered office of the domestic corporation merged with or whose shares were acquired by the foreign entity was located.
         3. The subject corporation shall make all dissenters, whether or not residents of Nevada, whose demands remain unsettled, parties to the proceeding as in an action against their shares. All parties must be served with a copy of the petition. Nonresidents may be served by registered or certified mail or by publication as provided by law.
         4. The jurisdiction of the court in which the proceeding is commenced under subsection 2 is plenary and exclusive. The court may appoint one or more persons as appraisers to receive evidence and recommend a decision on the question of fair value. The appraisers have the powers described in the order appointing them, or any amendment thereto. The dissenters are entitled to the same discovery rights as parties in other civil proceedings.
         5. Each dissenter who is made a party to the proceeding is entitled to a judgment:
         (a) For the amount, if any, by which the court finds the fair value of his shares, plus interest, exceeds the amount paid by the subject corporation; or
         (b) For the fair value, plus accrued interest, of his after-acquired shares for which the subject corporation elected to withhold payment pursuant to NRS 92A.470.
         (Added to NRS by 1995, 2091)

NRS 92A.500  Legal proceeding to determine fair value: Assessme...
         NRS 92A.500 Legal proceeding to determine fair value: Assessment of costs and fees.
         1. The court in a proceeding to determine fair value shall determine all of the costs of the proceeding, including the reasonable compensation and expenses of any appraisers appointed by the court. The court shall assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters, in amounts the court finds equitable, to the extent the court finds the dissenters acted arbitrarily, vexatiously or not in good faith in demanding payment.
         2. The court may also assess the fees and expenses of the counsel and experts for the respective parties, in amounts the court finds equitable:
         (a) Against the subject corporation and in favor of all dissenters if the court finds the subject corporation did not substantially comply with the requirements of NRS 92A.300 to 92A.500, inclusive; or
         (b) Against either the subject corporation or a dissenter in favor of any other party, if the court finds that the party against whom the fees and expenses are assessed acted arbitrarily, vexatiously or not in good faith with respect to the rights provided by NRS 92A.300 to 92A.500, inclusive.

         3. If the court finds that the services of counsel for any dissenter were of substantial benefit to other dissenters similarly situated, and that the fees for those services should not be assessed against the subject corporation, the court may award to those counsel reasonable fees to be paid out of the amounts awarded to the dissenters who were benefited.
         4. In a proceeding commenced pursuant to NRS 92A.460, the court may assess the costs against the subject corporation, except that the court may assess costs against all or some of the dissenters who are parties to the proceeding, in amounts the court finds equitable, to the extent the court finds that such parties did not act in good faith in instituting the proceeding.
         5. This section does not preclude any party in a proceeding commenced pursuant to NRS 92A.460 or 92A.490 from applying the provisions of N.R.C.P. 68 or NRS 17.115.
         (Added to NRS by 1995, 2092)

                     PRELIMINARY MATERIAL -- APRIL 18, 2000

                            JAWS TECHNOLOGIES, INC.

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF JAWS TECHNOLOGIES, INC. FOR
         THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON MAY 31, 2000.

   The undersigned, as a holder of shares of common stock, ("Shares") in JAWS Technologies, Inc. (the "Company"), hereby appoints Robert J. Kubbernus and Riaz Mamdani, and each of them, with full power of substitution, to vote all Shares for which the undersigned is entitled to vote through the execution of a proxy with respect to the Annual Meeting of the Stockholders to be held on May 31, 2000 or any adjournment thereof.

   You may revoke this proxy at any time by forwarding to the Company a subsequently dated proxy received by the Company prior to the Annual Meeting.

   Returned proxy cards will be voted (1) as specified on the matters listed below; (2) in accordance with the Board of Directors' recommendations if the proxy is signed but where no specification is made; and (3) in accordance with the judgment of the proxies on any other matters that may properly come before the meeting. Please mark your choice like this: X

YOUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" PROPOSALS 1, 2, 3 AND 4.

PROPOSAL 1 -- APPROVAL OF MINUTES OF 1999 ANNUAL MEETING: Approval of the minutes of the 1999 Annual Meeting of Stockholders.

  (check one box)  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

PROPOSAL 2 -- THE ELECTION OF DIRECTORS PROPOSAL: Approval of the election of Robert J. Kubbernus, Riaz Mamdani, Julia L. Johnson, Arthur Wong and John S. Burns Q.C. to serve as a director of the Company until the next Annual Meeting of the Stockholders.

  (check one box for each director)  Robert J. Kubbernus  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
                                     Julia L. Johnson     [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
                                     Riaz Mamdani         [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
                                     Arthur Wong          [ ] FOR     [ ] AGAINST     [ ] ABSTAIN
                                     John S. Burns Q.C.   [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

PROPOSAL 3 -- THE CHANGE OF DOMICILE PROPOSAL: Approval to change the Company's domicile from the State of Nevada to the State of Delaware.

  (check one box)  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

PROPOSAL 4 -- THE INDEPENDENT AUDITORS PROPOSAL: Approval to ratify selection by the Board of Directors of the Company of Ernst & Young LLP as the independent auditors of the Company for the fiscal year ending December 31, 2000.

  (check one box)  [ ] FOR     [ ] AGAINST     [ ] ABSTAIN

                (continued, and to be signed, on the other side)

                          (continued from other side)

    THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED "FOR" PROPOSALS 1, 2, 3 AND 4.

    PRINT AND SIGN YOUR NAME BELOW EXACTLY AS IT APPEARS HEREON AND DATE THIS CARD. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE OR GUARDIAN, PLEASE GIVE FULL TITLE, AS SUCH. JOINT OWNERS SHOULD EACH SIGN. IF A CORPORATION, PLEASE SIGN AS FULL CORPORATE NAME BY PRESIDENT OR AUTHORIZED OFFICER. IF A PARTNERSHIP, PLEASE SIGN IN PARTNERSHIP NAME BY AN AUTHORIZED PERSON.

                      Dated:                                              , 2000
                              ---------------------------------------------

                        --------------------------------------------------------
                                                 SIGNATURE (TITLE, IF ANY)

                        --------------------------------------------------------
                                                 SIGNATURE IF HELD JOINTLY

                                           -------------------------------------
                                                    TITLE OR AUTHORITY

PLEASE MARK, SIGN, DATE AND MAIL THIS PROXY PROMPTLY USING THE ENCLOSED POSTAGE
   PAID ENVELOPE TO: STEPHEN T. SPURGEON, JAWS TECHNOLOGIES, INC., 1013 17TH AVENUE, S.W., CALGARY, ALBERTA, T2T 0A7. IF YOU HAVE ANY QUESTIONS, PLEASE CALL
                     STEPHEN T. SPURGEON AT (403) 508-5055